UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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NanoVibronix, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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525 Executive Blvd

Elmsford, NY 10523
(914) 233-3004

April 30, 2019

Dear Stockholder:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of NanoVibronix, Inc. to be held at 10:00 a.m., New York Time, on June 13, 2019, at the offices of Troutman Sanders LLP. Located at 875 Third Avenue, New York, New York 10022. Please see the enclosed Notice of Annual Meeting of Stockholders for information regarding admission to the Annual Meeting.

Please note that in order to gain admission to the site of the Annual Meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the Annual Meeting, we strongly encourage you to advise Brian Murphy by email at bmurphy@nanovibronix.com or phone at 914-233-3004 if you plan to attend the Annual Meeting prior to 5:00 p.m., New York time, on June 12, 2019, so that we can provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the Annual Meeting, we encourage you to arrive at the Annual Meeting no later than 9:30 a.m., New York time, in order to ensure that you are able to pass through security prior to the start of the Annual Meeting.

We are distributing our proxy materials to certain stockholders via the Internet under the U.S. Securities and Exchange Commission “Notice and Access” rules. We believe this approach allows us to provide stockholders with a timely and convenient way to receive proxy materials and vote, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) beginning on or about April 30, 2019, rather than a paper copy of the proxy statement, the proxy card and our 2018 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2018. The Notice of Internet Availability contains instructions on how to access the proxy materials, vote and obtain, if desired, a paper copy of the proxy materials.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to be present at the Annual Meeting, after receiving the Notice of Internet Availability please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting in person at the Annual Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the proxy card that is mailed to those that request paper copies of the proxy statement and the other proxy materials. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the Board, I urge you to submit your vote as soon as possible, even if you currently plan to attend the Annual Meeting in person.

Thank you for your support of our company. I look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Brian Murphy

Brian Murphy
Chief Executive Officer and Director

NanoVibronix, Inc.
525 Executive Blvd

Elmsford, NY 10523
(914) 233-3004

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 13, 2019

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of NanoVibronix, Inc., a Delaware corporation, will be held on June 13, 2019, at 10:00 a.m. New York time, at the offices of Troutman Sanders LLP located at 875 Third Avenue, New York, New York 10022. We will consider and act on the following items of business at the Annual Meeting:

(1)

Election of six directors to serve on the Company’s board of directors for a term of one year or until their respective successors are elected and qualified, for which the following are nominees: Brian Murphy, Christopher Fashek, Martin Goldstein, Harold Jacob, M.D.., Michael Ferguson and Thomas R. Mika.

(2)

A proposal to amend the NanoVibronix 2014 Long-Term Incentive Plan (the “2014 Plan”), to increase the aggregate number of shares of common stock reserved for issuance under the 2014 Plan by an additional 400,000 shares to a total of 1,864,286 shares (the “Plan Amendment Proposal”).

(3)	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

(4)	Such other business as may arise and that may properly be conducted at the Annual Meeting or any adjournment or postponement thereof.

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board of Directors has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board of Directors recommends a vote FOR the six director nominees named above (Proposal 1); FOR the Plan Amendment Proposal (Proposal 2); and FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal 3).

The Board of Directors has fixed the close of business on April 18, 2019 as the record date (the “Record Date”) for the Annual Meeting. Only stockholders of record on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at our offices during regular business hours for the 10 calendar days prior to and during the Annual Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by Internet, telephone or mail. For specific instructions on how to vote your shares, please see the section entitled “About the Annual Meeting” beginning on page 1 of the proxy statement.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting in person, we request that you complete, date, sign and mail the enclosed form of proxy in accordance with the instructions set out in the form of proxy and in the proxy statement to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of the Board of Directors,

/s/ Brian Murphy

Brian Murphy
Chief Executive Officer and Director

April 30, 2019

NanoVibronix, Inc.
525 Executive Blvd

Elmsford, NY 10523
(914) 233-3004

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 13, 2019

Unless the context otherwise requires, references in this proxy statement to “we,” “us,” “our,” “the Company,” or “NanoVibronix” refer to NanoVibronix, Inc., a Delaware corporation, and its consolidated subsidiary as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.001 per share.

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of NanoVibronix, Inc. to be voted at the 2019 annual meeting of stockholders of the Company (the “Annual Meeting”) to be held on June 13, 2019, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. This proxy statement and accompanying form of proxy are dated April 30, 2019, and are expected to be first sent, given or made available to stockholders on or about April 30, 2019.

The executive offices of the Company are located at, and the mailing address of the Company, is 525 Executive Blvd, Elmsford, NY 10523.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 13, 2018:

As permitted by the “Notice and Access” rules of the U.S. Securities and Exchange Commission (the “SEC”), we are making this proxy statement, the proxy card and our 2018 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2018, available to stockholders electronically via the Internet at the following website: www.proxyvote.com. On or about April 30, 2019, we began to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) that contains instructions on how stockholders may access and review all of the proxy materials and how to vote. Also on or about April 30, 2019, we began mailing printed copies of the proxy materials to stockholders that previously requested printed copies. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials?

We are using the SEC’s Notice and Access model (“Notice and Access”), which allows us to deliver proxy materials over the Internet, as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about April 30, 2018, we began mailing to stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials on the Internet and how to vote online. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. If you received a Notice of Internet Availability this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice of Internet Availability.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the Notice, which include the following:

(1)

Election of six directors to serve on the Company’s Board for a term of one year or until their respective successors are elected and qualified, for which the following are nominees: Brian Murphy, Christopher Fashek, Martin Goldstein, Harold Jacob, M.D., Michael Ferguson and Thomas R. Mika.

(2)	A proposal to amend the NanoVibronix 2014 Long-Term Incentive Plan (the “2014 Plan”), to increase the aggregate number of shares of common stock reserved for issuance under the 2014 Plan by an additional 400,000 shares, to a total of 1,864,286 shares and (the “Plan Amendment Proposal”).

(3)	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

(4)	Such other business as may arise and that may properly be conducted at the Annual Meeting or any adjournment or postponement thereof.

What should I do if I receive more than one set of voting materials?

You may receive more than one Notice of Internet Availability (or, if you requested a printed copy of the proxy materials, this proxy statement and the proxy card) or voting instruction card. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a Notice of Internet Availability (or, if you requested a printed copy of the proxy materials, a proxy card) for shares held in your name and a voting instruction card for shares held in “street name.” Please following the separate voting instructions that you received for your shares of common stock held in each of your different accounts to ensure that all your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on April 18, 2019 (the “Record Date”). The Record Date is established by the Board as required by Delaware law. On the Record Date, 4,081,952 shares of common stock were issued and outstanding. On the Record Date, 2,733,142 shares of Series C Convertible Preferred Stock (the “Series C Preferred Stock”) were issued and outstanding, and after application of the beneficial ownership limitation pursuant to the terms of the Series C Preferred Stock as set forth in the certificate of designation for the Series C Preferred Stock, certain holders of Series C Preferred Stock are entitled to an aggregate of 313,702 votes on the proposals described in this proxy statement. See “What are the voting rights of the stockholders?” below.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock and our Series C Preferred Stock, subject to the beneficial ownership limitation, at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the stockholders?

The Company has two classes of voting stock, common stock and Series C Preferred Stock. Each holder of common stock is entitled to one vote per share of common stock on each matter to be acted upon at the Annual Meeting. Each holder of Series C Preferred Stock is entitled to the number of votes equal to the number of whole shares of common stock into which the shares of Series C Preferred Stock held by such holder are then convertible (subject to the 9.99% beneficial ownership limitations) with respect to any and all matters presented to the stockholders for their action or consideration. Holders of Series C Preferred Stock vote together with the holders of common stock as a single class, except as provided by law and except that the consent of holders of a majority of the outstanding Series C Preferred Stock is required to amend the terms of the Series C Preferred Stock. Holders of our common stock and Series C Preferred Stock will vote together as a single class on all matters described in this Proxy Statement.

The presence, in person or by proxy, of the holders of a majority of the voting power of the issued and outstanding shares of common stock and Series C Preferred Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the Chairman of the meeting may adjourn the meeting from time to time to another place, if any, date or time.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Action Stock Transfer Corporation, the Company’s stock transfer agent, you are considered the stockholder of record with respect to those shares. The proxy statement and proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The proxy statement and the proxy card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority.

With respect to the ratification of the independent registered public accounting firm (Proposal 3), your broker will have the discretion to vote your shares and, therefore, will be able to vote your shares with respect to such proposals even if you do not provide your broker with instructions on those proposals.

If I am a beneficial owner of shares, can my brokerage firm vote my shares?

If you are a beneficial owner and do not vote via the Internet or telephone or by returning a signed voting instruction card to your broker, your shares may be voted only with respect to so-called “routine” matters where your broker has discretionary voting authority over your shares. Under the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers will have such discretionary authority to vote on the ratification of the independent registered public accounting firm (Proposal 3) and may vote “FOR” such proposal.

We encourage you to provide instructions to your brokerage firm via the Internet or telephone or by returning your signed voting instruction card. This ensures that your shares will be voted at the Annual Meeting with respect to all of the proposals described in this Proxy Statement.

How do I vote my shares?

If you are a record holder, you may vote your shares at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. The ballot will be provided at the Annual Meeting. To vote by proxy, you may choose one of the following methods to vote your shares:

●	Via Internet: as prompted by the menu found at www.proxyvote.com, follow the instructions to obtain your records and submit an electronic ballot. Please have your Stockholder Control Number, which can be found on your proxy card, when you access this voting site. You may vote via the Internet until 11:59 p.m., Eastern Time, on June 13, 2019.

●	Via telephone: call 1-800-690-6903 and then follow the voice instructions. Please have your Stockholder Control Number, which can be found on your proxy card, when you call. You may vote by telephone until 11:59 p.m., Eastern Time, on June 12, 2019.

●	Via mail: You may vote by proxy by completing, signing, dating and promptly returning the enclosed proxy card in the postage-paid envelope. If you submit a signed proxy without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendation.

The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Brian Murphy, our chief executive officer and director and Stephen Brown, our Chief Financial Officer, to serve as the proxies for the Annual Meeting.

Your proxy will be valid only if you complete and return it before the Annual Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” each proposal as to which you provide no voting instructions. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provide no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares in person at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares in person at the Annual Meeting.

Who counts the votes?

All votes will be tabulated by Brian Murphy, the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

Can I vote my shares in person at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the meeting by completing a ballot at the Annual Meeting.

If you hold your shares in “street name,” you may vote your shares in person only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares.

Even if you currently plan to attend the Annual Meeting, we recommend that you also return your proxy or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What are my choices when voting?

When you cast your vote on:

Proposal 1:	You may vote for all director nominees or may withhold your vote as to one or more director nominees.

Proposal 2:	You may vote for the proposal, against the proposal or abstain from voting on the proposal.

Proposal 3:	You may vote for the proposal, against the proposal or abstain from voting on the proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

“FOR” Proposals 1, 2 and 3

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

“FOR” Proposals 1, 2 and 3.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares with respect to the election of directors (Proposal 1) or the approval of the Plan Amendment Proposal (Proposal 2). See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Annual Meeting to revoke your proxy.

●	Completing and submitting a new valid proxy bearing a later date.

●	Giving written notice of revocation to the Company addressed to Brian Murphy, our Chief Executive Officer and a director, at the Company’s address above, which notice must be received before 12:00 pm New York time on June 12, 2018.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

Assuming the presence of a quorum, with respect to Proposal 1, the affirmative vote of the holders of a plurality of the votes cast at the Annual Meeting is required for the election of the director nominees, i.e., the six director nominees who receive the most votes will be elected. Assuming the presence of a quorum, approval of Proposal 2 and Proposal 3 will require the affirmative vote of a majority of the votes cast for or against the proposal.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Abstentions and votes withheld from director nominees will not be counted with respect to the vote and will have no effect on the election of directors (Proposal 1), the Plan Amendment Proposal (Proposal 2) and the ratification of the independent registered public accounting firm (Proposal 3).

Broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Failure to instruct your broker how to vote with respect to the election of directors (Proposal 1) or the Plan Amendment Proposal (Proposal 2) will have no effect on the outcome of the vote because broker non-votes are not considered shares entitled to vote. However, if you do not give your broker specific instructions on how to vote your shares with respect to the ratification of the independent registered public accounting firm (Proposal 3), your broker may vote your shares at its discretion.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this proxy statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the Notice of Internet Access, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

We expect to publish the voting results in a Current Report on Form 8-K, which we expect to file with the SEC within four business days after the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this proxy statement. We urge you to carefully read this entire proxy statement, including the documents we refer to in this proxy statement. If you have any questions, or need additional materials, please feel free to contact Brian Murphy by email at bmurphy@nanovibronix.com or phone at 914-233-3004.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send a single copy of the proxy materials to that address unless we received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate proxy statement and other proxy materials in the future, he or she may contact us by mail at NanoVibronix, Inc., 525 Executive Blvd, Elmsford, NY 10523, Attn: Brian Murphy or by calling 914-233-3004 and asking for Brian Murphy. Eligible stockholders of record receiving multiple copies of our proxy materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting such nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy materials to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Brian Murphy at the address or phone number set forth above.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board has nominated six directors for election at the Annual Meeting by the stockholders (each referred to herein as a “Company Nominee” and, collectively as the “Company Nominees”). The Board manages our company’s business and affairs, exercises all corporate powers and establishes corporate policies. Our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) provides that the Board will consist of such number of directors as may be determined from time to time by resolution of the majority of the whole Board, which is currently fixed at six directors. Proxies cannot be voted for a greater number of persons than the number of Company Nominees named in the Proxy Statement.

Each member of our Board is elected for a one-year term and is elected at each annual meeting of stockholders. If a quorum is present, the Company Nominees will be elected by a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Abstentions and broker non-votes have no effect on the vote. The six Company Nominees receiving the highest number of affirmative votes will be elected directors of the Company. Shares of common stock and Series C Preferred Stock entitled to vote at the Annual Meeting represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below. Should any Company Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board may nominate or designate. Each Company Nominee has agreed to serve, if elected, and the Board has no reason to believe that any Company Nominee will be unable to serve.

Directors and Company Nominees

The following table sets forth the name, age and position of each director currently serving on the Board and each Company Nominee for election as a director as of April 30, 2019:

Name	Age	Position
Brian Murphy	62	Chief Executive Officer and Director
Harold Jacob, M.D.	64	Chief Medical Officer and Director
Christopher Fashek	68	Chairman of the Board
Martin Goldstein, M.D.	50	Director
Michael Ferguson	47	Director
Thomas R. Mika	66	Director

The biographies for the Company Nominees are as follows:

Brian Murphy, Chief Executive Officer and Director. Mr. Murphy has served as our chief executive officer and director since October 2016. Mr. Murphy has over 25 years of senior sales, operations and general management experience in medical device and medical technology companies, including ATI Medical Equipment Corporation, Mountain Medical Equipment Inc. and Healthdyne Technologies Inc. From 2012 to 2016, Mr. Murphy served in various roles at MiMedx Group, Inc., where he initiated and managed the commercial sales and national accounts efforts within the advanced wound care segment. From 2010 to 2012, Mr. Murphy was the chief executive officer of O2 Insights, Inc., a start-up wound care diagnostics company, and led the sale of the company to Systagenix Ltd. in June 2012. From 2008 to 2010, Mr. Murphy served as vice president of sales for ConvaTec and led the negative pressure wound therapy business. From 1992 to 2008, Mr. Murphy served a total of 17 years at Kinetic Concepts, Inc. (KCI) in various positions overseeing sales, operations and general management. Mr. Murphy holds a bachelor of arts degree in communications from Southern Illinois University. Mr. Murphy’s qualifications to serve on our Board include his significant sales, operations and general management experience in medical device and medical technology companies.

Harold Jacob, M.D., Chief Medical Officer and Director. Dr. Jacob has served as our chief medical officer since March 1, 2014, and as our director since September 2003. From September 2003 to February 4, 2014, Dr. Jacob served as chairman of our Board and from September 2003 to March 1, 2014, Dr. Jacob served as our chief executive officer. Dr. Jacob also performed the functions of a principal financial officer until April 1, 2014. Dr. Jacob is our co-founder and has worked extensively in medical device development. Dr. Jacob also served part-time as an attending gastroenterologist at Shaare Zedek Medical Center in Jerusalem, Israel from 2004 to March 2011. Since April 2011, he has been an attending physician in Gastroenterology at Hadassah University Hospital in Jerusalem, Israel. From 1999 to the present, Dr. Jacob has served as the president of Medical Instrument Development Inc., which provides consulting services to start-up and early stage companies and patents its own proprietary medical devices. From 1997 to 2003, Dr. Jacob served as director of medical affairs at Given Imaging Ltd., a company that developed the first swallowable wireless pill camera for inspection of the intestines. Dr. Jacob also formerly served as a director for Oramed Pharmaceuticals Inc., a pharmaceutical company focused on the development of innovative orally ingestible capsule medication. We believe that Dr. Jacob’s qualifications to serve on our board include his years of experience in the biomedical industry and with us and his experience serving in management roles of various companies.

Christopher Fashek, Chairman of the Board. Mr. Fashek is an accomplished healthcare executive with a record of leading global medical device and pharmaceutical businesses. Mr. Fashek led the team that introduced V.A.C. therapy, a negative pressure wound therapy, to both the clinical community and patients with serious or complex wounds. He was the vice chairman, chief executive officer and president of KCI USA, the chairman of the board at Systagenix Ltd, the chairman of the board and chief executive officer of Spiracur Inc. and current chief executive officer of Brain Sentinel, Inc.. He has a bachelor of arts degree from Upsala College and a master of business administration from Fairleigh Dickinson University. Mr. Fashek’s extensive experience as an executive and leadership positions in the global medical device and pharmaceutical businesses, provide him the appropriate experience to serve on our Board.

Martin Goldstein, M.D., Director. Dr. Goldstein has served as our director since March 25, 2015 and has been a practicing urologist for more than 20 years with particular expertise in the management of stone disease. Dr. Goldstein is an accomplished healthcare entrepreneur. He is the President of New Jersey Urology, the largest urology group practice in the country. He also serves as Senior Vice President of Corporate Development and Acquisitions of Urology Management Associates, a private equity backed entity providing administrative practice management services to independent urology groups. Dr Goldstein is a co-founder and executive board member of Metropolitan Surgery Center, a large multispecialty ambulatory surgery center. He is co-founder and inventor of a medical device company that has received a Binational Industrial Research and Development (BIRD) Foundation grant. Dr. Goldstein brings to our Board his medical practice expertise. He is expected to make a valuable contribution in connection with marketing and facilitating the acceptance of our product offerings within the medical community. He has provided assistance with the U.S. Food and Drug Administration regulatory approval process of our products, particularly our urology offerings, and will continue to advise on new product development and innovations.

Michael Ferguson, Director. The Honorable Mr. Ferguson has served as our director since April 27, 2015. Mr. Ferguson is currently a senior advisor at BakerHostetler, serving as the leader of their Federal Policy team. In January 2009, Mr. Ferguson founded Ferguson Strategies, LLC, a government affairs and strategic business consulting firm, where he served as the chief executive officer and chairman. From 2001 to January 2009, he served in the U.S. House of Representatives, representing New Jersey’s 7th congressional district. While in Congress, he was a member of the House Energy and Commerce Committee, which has wide jurisdiction over the healthcare, telecommunications and energy industries. He served as vice chairman of the panel’s Health Subcommittee, where he became a key member on health care issues and helped to ensure passage of the Medicare Part D prescription drug benefit in 2003. In addition, he served as a member of the Telecommunications and Internet Subcommittee as well as the Oversight and Investigations Subcommittee. Mr. Ferguson was also a member of the House Financial Services Committee, where he cosponsored the Sarbanes-Oxley Act of 2002 and helped enact the initial terrorism risk insurance law. Mr. Ferguson was the former chairman of the Board of Commissioners of the New Jersey Sports and Exhibition Authority and also serves as a senior fellow of the Center for Medicine in the Public Interest’s Odyssey Initiative for Biomedical Innovation and Human Health. He has also served on various corporate advisory boards and committees, including for Pfizer, Inc., the National Italian American Foundation and the United States Golf Association. Mr. Ferguson received a bachelor’s degree in government from the University of Notre Dame and a master’s of public policy degree with a specialization in education policy from Georgetown University. Mr. Ferguson also serves as the Chairman of the Board of Ohr Pharmaceutical Inc. and brings to the Board his extensive background in government affairs, health care policy, and business strategy gained from his experiences in Congress and business consulting, which we believe will assist in strengthening and advancing our strategic focus and regulatory compliance.

Thomas R. Mika, Director. Mr. Mika has served as our director since April 27, 2015. Mr. Mika has over 25 years of senior management, finance and consulting experience.  Mr. Mika is currently executive vice president and chief financial officer of POET Technologies, Inc. (TSX Venture: PTK) and previously served as chairman of the board of Rennova Health, Inc. (NASDAQ: RNVA) and as chief executive officer of its wholly owned subsidiary, CollabRx, Inc. (NASDAQ: CLRX). Rennova Health is a vertically integrated public healthcare holding company that merged with CollabRx in November 2015 and became listed on the NASDAQ. CollabRx, formerly known as Tegal Corporation (NASDAQ: TGAL), is a clinical decision-support company that delivers expert solutions in precision oncology and genomic medicine. Mr. Mika was the chairman and chief executive officer of CollabRx and its predecessor company since March 2005. From 1992 to 2002, Mr. Mika served on the company’s Board, which included periods of service as the chairman of the compensation committee and a member of the audit committee.  Previously, Mr. Mika co-founded IMTEC, a boutique investment and consulting firm whose areas of focus included health care, pharmaceuticals, media and information technology.  As a partner of IMTEC, Mr. Mika served clients in the United States, Europe and Japan over a period of 20 years, taking on the role of chief executive officer in several ventures.  Earlier in his career, Mr. Mika was a managing consultant with Cresap, McCormick & Paget and a policy analyst for the National Science Foundation. Mr. Mika holds a bachelor of science degree in Microbiology from the University of Illinois at Urbana-Champaign and a master of business administration degree from the Harvard Graduate School of Business. Mr. Mika’s qualifications to serve on our Board include his significant strategic and business insight from his prior service on the Board of other publicly held companies, as well as his substantial senior management, finance and consulting experience.

Required Vote and Board Recommendation

If a quorum is present and voting, the six Company Nominees receiving the highest number of votes will be elected as directors. If you hold your shares in your own name and abstain from voting on the election of directors, your abstention will have no effect on the vote. If you hold your shares through a broker and you do not instruct the broker on how to vote for the six nominees, your broker will not have the authority to vote your shares. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the vote.

The Board recommends that you vote “FOR” each Company Nominee.

CORPORATE GOVERNANCE

NanoVibronix, Inc., with the oversight of the Board and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our officers, directors and employees. The code of business conduct and ethics addresses, among other things, competition and fair dealing, conflicts of interest, financial matters and external reporting, our funds and assets, confidentiality and corporate opportunity requirements and the process for reporting violations of the code of business conduct and ethics, employee misconduct, improper conflicts of interest or other violations. A copy of the code of ethics was attached as Exhibit 14.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the Securities and Exchange Commission on March 31, 2017. If we amend or grant a waiver of one or more of the provisions of our code of business conduct and ethics, we intend to satisfy the requirements under Item 5.05 of Form 8-K regarding the disclosure of amendments to, or waivers from, provisions of our code of business conduct and ethics that apply to our principal executive, financial and accounting officers by posting the required information on our website at www.nanovibronix.com within four business days following the date of such amendment or waiver.

Board Composition

Our Amended and Restated Bylaws (“Bylaws”) provide that our Board will consist of such number of directors as determined from time to time by resolution adopted by our Board. The size of our Board is currently fixed at six directors. Subject to any rights applicable to any then outstanding preferred stock, any vacancies or newly created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office. Each member of our Board is elected for a one-year term and is elected at each annual meeting of stockholders.

We have no formal policy regarding Board diversity. Our Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our results of operations and financial condition and relative standing in relation to our competitors. We take into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our stockholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds.

Director Independence

We are currently listed on The NASDAQ Capital Market and therefore rely on the definition of independence set forth in the NASDAQ Listing Rules. Under the rules of The NASDAQ Stock Market, independent directors must comprise a majority of a listed company’s Board within 12 months after the completion of an initial public offering. In addition, the rules of The NASDAQ Stock Market require that (i) on the date of the completion of our initial public offering, at least one member of our audit, compensation and nominating and corporate governance committees be independent, (ii) within 90 days after the date of the completion of our initial public offering, a majority of the members of such committees be independent and (iii) within one year after the date of the completion of our initial public offering, all the members of such committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. Under the rules of The NASDAQ Stock Market, a director only qualifies as an “independent director” if, in the opinion of that company’s Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered to be independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.

Our Board undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that Christopher Fashek, Michael Ferguson, Martin Goldstein, M.D. and Thomas R. Mika, or four of our six directors, the “independent” under the NASDAQ Stock market listing rules .

Our Board also determined that (i) Messrs. Thomas Mika. Michael Ferguson and Christopher Fashek, who compose our audit committee, (ii) Messrs. Christopher Fashek, Thomas Mika and Michael Ferguson, who are compose our compensation committee, and (iii) Messrs. Michael Ferguson, Martin Goldstein and Christopher Fashek, who compose our nominating and corporate governance committee, each satisfy the independence standards for those committees established by the applicable rules and regulations of the SEC and The NASDAQ Stock Market. In making this determination, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

Board Committees, Meetings and Attendance

During the year ended December 31, 2018, the Board held three meetings. We expect our directors to attend Board meetings, meetings of any committees and subcommittees on which they serve and each annual meeting of stockholders. During the year ended December 31, 2018, each director attended at least 75% of the total number of meetings held by the Board and Board committees of which such director was a member. Last year’s annual meeting was attended by one director.

Our Board currently has three standing committees which consist of an audit committee, a nominating and corporate governance committee and a compensation committee, each of which has the composition and responsibilities described below.

Each of these committees operates under a charter that has been approved by our Board. The current charter of each of these committees is available on our website at www.nanovibronix.com in the “Corporate Governance” section under “Investors.” The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this proxy statement.

Audit Committee. The audit committee consists of Messrs. Thomas Mika (chair). Michael Ferguson and Christopher Fashek, each of whom our Board has determined to be financially literate and qualify as an independent director under Sections 5605(a)(2) and 5605(c)(2) of the rules of the NASDAQ Stock Market and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended. In addition, Mr. Thomas Mika qualifies as an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K. Our Board also determined that each member of our audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the Board examined each audit committee member’s scope of experience and the nature of their employment in the corporate finance sector.

The function of the audit committee is to assist the Board in its oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements and (3) the qualifications, independence and performance of our independent auditors.

The audit committee met four times during the year ended December 31, 2018.

Nominating and Corporate Governance Committee. The nominating and corporate governance committee consist of Messrs. Michael Ferguson (chair), Martin Goldstein and Christopher Fashek, each of whom our Board has determined qualifies as an independent director under Section 5605(a)(2) of the rules of the NASDAQ Stock Market.

The primary function of the nominating and corporate governance committee is to identify individuals qualified to become board members, consistent with criteria approved by the Board, and select the director nominees for election at each annual meeting of stockholders.

The nominating and corporate governance committee did not meet during the year ended December 31, 2018.

Compensation Committee. The compensation committee consists of Messrs. Christopher Fashek (chair), Thomas Mika and Michael Ferguson, each of whom our Board has determined qualifies as an independent director under Sections 5605(a)(2) and 5605(d)(2) of the rules of the NASDAQ Stock Market, as an “outside director” for purposes of Section 162(m) of the Internal Revenue Code and as a “non-employee director” for purposes of Section 16b-3 under the Securities Exchange Act of 1934, as amended. The function of the compensation committee will be to discharge the Board’ responsibilities relating to compensation of our directors and executives and our overall compensation programs.

The primary objective of the compensation committee will be to develop and implement compensation policies and plans that are appropriate for us in light of all relevant circumstances and which provide incentives that further our long-term strategic plan and are consistent with our culture and the overall goal of enhancing enduring stockholder value.

The compensation committee met once during the year ended December 31, 2018.

Certain Relationships

There are no family relationships among our directors and executive officers. To our knowledge, there have been no material legal proceedings as described in Item 401(f) of Regulation S-K that are material to an evaluation of the ability or integrity of any of our directors or executive officers (in the last ten years) or our control persons (in the last year).

Director Nominations

Our Nominating and Corporate Governance Committee considers all qualified candidates identified by members of the Board, by senior management and by stockholders. The Nominating and Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of senior management. We did not pay fees to any third party to assist in the process of identifying or evaluating director candidates during 2018.

Our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at our Annual Meeting. To recommend a nominee for election to the Board, a stockholder must submit his or her recommendation to the Secretary at our corporate offices at 525 Executive Blvd, Elmsford, NY 10523. Such nomination must satisfy the notice, information and consent requirements set forth in our Bylaws and must be received by us prior to the date set forth under “Stockholder Proposals” below. A stockholder’s recommendation must be accompanied by the information with respect to stockholder nominees as specified in our Bylaws, including among other things, the name, age, address and occupation of the recommended person, the proposing stockholder’s name and address, the ownership interests of the proposing stockholder and any beneficial owner on whose behalf the nomination is being made (including the number of shares beneficially owned, any hedging, derivative, short or other economic interests and any rights to vote any shares) and any material monetary or other relationships between the recommended person and the proposing stockholder and/or the beneficial owners, if any, on whose behalf the nomination is being made.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

●	the appropriate size and diversity of our Board;

●	our needs with respect to the particular knowledge, skills and experience of nominees, including experience in corporate finance, technology, business, administration and sales, in light of the prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

●	experience with accounting rules and practices, and whether such a person qualifies as an “audit committee financial expert” pursuant to SEC rules; and

●	balancing continuity of our Board with periodic injection of fresh perspectives provided by new Board members.

Our Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our results of operations and financial condition and our relative standing in relation to our competitors.

In identifying director nominees, the Board will first evaluate the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination.

If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board will identify another nominee with the desired skills and experience described above. The Board takes into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, the Board will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as it may deem are in our and our stockholders’ best interests. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Board Leadership Structure

The Board is committed to promoting our effective, independent governance. Our Board believes it is in our best interests and the best interests of our stockholders for the Board to have the flexibility to select the best director to serve as chairman at any given time, regardless of whether that director is an independent director or the chief executive officer. Consequently, we do not have a policy governing whether the roles of chairman of the board and chief executive officer should be separate or combined. This decision is made by our Board, based on our best interests considering the circumstances at the time.

Currently, the offices of the chairman of the board and the chief executive officer are held by two different people. Christopher Fashek is our independent, non-executive chairman of the Board, and Brian Murphy is our chief executive officer. The chief executive officer will be responsible for our day-to-day leadership and performance, while the chairman of the Board will provide guidance to the chief executive officer and set the agenda for board meetings and preside over meetings of the board. We believe that separation of the positions will reinforce the independence of the board in its oversight of our business and affairs, and create an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in our best interests and those of our stockholders.

Role in Risk Oversight

Our Board oversees an enterprise-wide approach to risk management, designed to support the achievement of business objectives, including organizational and strategic objectives, to improve long-term organizational performance and enhance stockholder value. The involvement of our Board in setting our business strategy is a key part of its assessment of management’s plans for risk management and its determination of what constitutes an appropriate level of risk for the company. The participation of our Board in our risk oversight process includes receiving regular reports from members of senior management on areas of material risk to our company, including operational, financial, legal and regulatory, and strategic and reputational risks, including cybersecurity.

While our Board has the ultimate responsibility for the risk management process, senior management and various committees of our Board will also have responsibility for certain areas of risk management.

Our senior management team is responsible for day-to-day risk management and regularly reports on risks to our full Board or a relevant committee. Our finance and regulatory personnel serve as the primary monitoring and evaluation function for company-wide policies and procedures, and manage the day-to-day oversight of the risk management strategy for our ongoing business. This oversight includes identifying, evaluating, and addressing potential risks that may exist at the enterprise, strategic, financial, operational, compliance and reporting levels.

The audit committee will focus on monitoring and discussing our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. As appropriate, the audit committee will provide reports to and receive direction from the full Board regarding our risk management policies and guidelines, as well as the audit committee’s risk oversight activities.

In addition, the compensation committee will assess our compensation policies to confirm that the compensation policies and practices do not encourage unnecessary risk taking. The compensation committee will review and discuss the relationship between risk management policies and practices, corporate strategy and senior executive compensation and, when appropriate, report on the findings from the discussions to our Board. Our compensation committee intends to set performance metrics that will create incentives for our senior executives that encourage an appropriate level of risk-taking that is commensurate with our short-term and long-term strategies.

Communications with Directors

The Board welcomes communication from our stockholders. Stockholders and other interested parties who wish to communicate with a member or members of our Board or a committee thereof may do so by addressing correspondence to the Board member, members or committee, c/o NanoVibronix, Inc., 525 Executive Blvd, Elmsford, NY 10523, ATTN: Brian Murphy, Chief Executive Officer. Our Chief Executive Officer will review and forward correspondence to the appropriate person or persons.

All communications received as set forth in the preceding paragraph will be opened by the Chief Executive Officerfor the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee(s). In the case of communications to the Board or any group or committee of directors, the President will make sufficient copies of the contents to send to each director who is a member of the group or committee to whom the communication is addressed. If the amount of correspondence received through the foregoing process becomes excessive, our Board may consider approving a process for review, organization and screening of the correspondence by the corporate secretary or another appropriate person.

 Involvement in Certain Legal Proceedings

From time to time, we may be involved in litigation relating to claims arising out of our operations in the normal course of business. We are not currently a party to any legal proceedings, the adverse outcome of which, in our management’s opinion, individually or in the aggregate, would have a material adverse effect on the results of our operations or financial position. There are no material proceedings in which any of our directors, officers or affiliates or any registered or beneficial stockholder of more than 5% of our common stock is an adverse party or has a material interest adverse to our interest.

DIRECTOR COMPENSATION

The following table shows the compensation earned by persons who served on our Board during the fiscal year ended December 31, 2018, who are not one of our executive officers. Other than as set forth in the table and described more fully below, we did not pay any compensation, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to any of the other members of our Board for their services rendered in such period.

Fees earned
or paid in cash
Name	($)	Total ($)
Christopher Fashek	150,000	150,000

Thomas Mika	—	—

Michael Ferguson	—	—

Martin Goldstein	—	—

On October 13, 2016, we entered into an agreement with Christopher Fashek to serve as the chairman of our Board. Under this agreement Mr. Fashek was paid $100,000 per year payable in semi-monthly installments. On November 1, 2018, the Compensation committee voted to increase Mr. Fashek’s consulting fee to $150,000 per year.

Outside of compensation to our chairman, Christopher Fashek, we paid no compensation to our non-employee directors for the one year period ended December 31, 2018, and have paid no compensation during 2018 to date.

For the year ended December 31, 2018, we paid Harold Jacob, M.D., our Chief Medical Officer and a director a can related benefits in the amount equal to $10,569.

Directors’ and Officers’ Liability Insurance

We currently have directors’ and officers’ liability insurance insuring our directors and officers against liability for acts or omissions in their capacities as directors or officers, subject to certain exclusions.  Such insurance also insures us against losses which we may incur in indemnifying our officers and directors.  In addition, such persons also have indemnification rights under applicable laws, and our certificate of incorporation and bylaws.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Parties

Generally, we do not enter into related party transactions unless the members of the Board who do not have an interest in the potential transaction have reviewed the transaction and determined that (i) we would not be able to obtain better terms by engaging in a transaction with a non-related party and (ii) the transaction is in our best interest. In approving or rejecting any such proposal, our Board consider all of the relevant facts and circumstances of the related party transaction and the related party’s relationship and interest in the transaction.

This policy applies generally to any transaction in which we are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the previous two completed fiscal years, and in which any related person had or will have a direct or indirect material interest. This policy is not currently in writing.

The audit committee is charged with reviewing, approving and overseeing any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations in accordance with Company policies and procedures. All of the transactions described below were entered into prior to the establishment of our audit committee and were evaluated in accordance with the policy described in the paragraph above. Prior to approving such transactions, the material facts as to a director’s or officer’s relationship or interest as to the agreement or transaction were disclosed to our Board. Our Board took this information into account when evaluating the transaction and in determining whether such transaction was fair to us and in the best interest of all of our stockholders.

Transactions with Related Parties

Other than compensation agreements and other arrangements which are described as required under “Director Compensation” and “Executive Compensation” and the transactions described below, since January 1, 2015, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed the lesser of $120,000 or the average of our total assets at year end for the last two completed fiscal years and in which any director, executive officer, holder of 5% or more of any class of our capital stock, or any member of their immediate family had or will have a direct or indirect material interest.

In January and February 2015, we entered into securities purchase agreements with certain investors providing for the issuance of shares of common stock, Series C Preferred Stock and warrants to purchase shares of our common stock (such warrants, the “Two-Year Warrants”). Pursuant to these agreements, we issued 666,667 shares of Series C Preferred Stock, Two-Year Warrants to purchase 266,667 shares of common stock at an exercise price of $3.00 per share and Two-Year Warrants to purchase 266,667 shares of common stock at an exercise price of $6.00 per share, for aggregate consideration of $2,000,000, to a subsidiary of IDT Corporation, a beneficial owner of more than 5% of our common stock, and 166,667 shares of Series C Preferred Stock, Two-Year Warrants to purchase 66,666 shares of common stock at an exercise price of $3.00 per share and Two-Year Warrants to purchase 66,666 shares of common stock at an exercise price of $6.00 per share, for aggregate consideration of $500,000, to entities controlled by Mr. Packer.

On March 25, 2015, we entered into a services agreement with Multigon Industries, Inc. (the “Services Agreement”). Dr. Stern serves as the president of Multigon. Pursuant to the services agreement, we are required to pay Multigon $4,000 per month in exchange for the provision of services to us that include the use of Multigon’s office, the provision of telephone, fax and utilities at such office, processing for shipping of our products, customer service, maintenance of quality, service and repair records and payment processing. On October 11, 2018, we increased the monthly fee under the Services Agreement to $7,000 per month.

On March 25, 2015, we issued warrants to purchase up to 61,000 shares of common stock to AYTA Consulting, LLC, an entity controlled by Mr. Packer, as consideration for the provision of guidance and assistance in connection with the filing of our Form 10 and our becoming a public reporting company. The warrants have an exercise price of $2.57 per share, subject to adjustment, and contain a provision that blocks exercise if such exercise will result in the holder having beneficial ownership of more than 9.99% of our common stock. This limitation may be waived upon not less than 61 days’ prior written notice to us, and will expire the day before the applicable warrant expires. See “Description of Securities—Warrants—March 2015 Warrants.”

On March 25, 2015, we entered into an agreement with Dr. Goldstein, a member of our Board, pursuant to which, as consideration for his efforts developing, pursuing approval of, and/or raising market awareness and acceptance of our UroShield product and CathBot product and any other future vibrating urology catheter-related product, Dr. Goldstein is entitled to a fee of $62.50 per unit of such products sold by us in the United States or Canada during the term of the agreement, less applicable deductions and tax withholdings. At our option, the per unit fees may be paid in the form of cash or shares of our common stock. If any portion is paid in cash, within 30 days of receipt, Dr. Goldstein must purchase an amount of common stock in the open market, subject to any limitations or restrictions that may apply under applicable laws, such that the purchase price of the common stock purchased plus the value of any common stock provided as payment of the per unit fees in the given quarter equals at least 50% of the per unit fees paid for that quarter (less applicable taxes). The term of the agreement continues until terminated. Either party may terminate the agreement for any reason by providing 90 days prior written notice to the other party.

Effective January 27, 2017, we entered into amendments to the Two-Year Warrants to extend the expiration date of the Two-Year Warrants for two additional years. Pursuant to the warrant amendment, the Two-Year Warrants to purchase 266,667 shares of common stock at $3.00 per share and the Two-Year Warrants to purchase 266,667 shares of common stock at $6.00 per share will expire on January 29, 2019, and the Two-Year Warrants to purchase 140,000 shares of common stock at $3.00 per share and the Two-Year Warrants to purchase 140,000 shares of common stock at $6.00 per share will expire on February 10, 2019, and the Two-Year Warrants to purchase 13,333 shares of common stock at $3.00 per share and the Two-Year Warrants to purchase 13,333 shares of common stock at $6.00 per share will expire on February 23, 2019. The exercise price and all other terms of the original Two-Year Warrants remain the same. Holders of the Two-Year Warrants who entered into the warrant amendment with us include (i) a subsidiary of IDT Corporation, a beneficial owner of more than 5% of our common stock, who holds Two-Year Warrants to purchase 266,667 shares of common stock at $3.00 per share and Two-Year Warrants to purchase 266,667 shares of common stock at $6.00 per share, and (ii) entities controlled by Mr. Packer and Mr. Packer, who holds Two-Year Warrants to purchase 66,666 shares of common stock at $3.00 per share and Two-Year Warrants to purchase 66,666 shares of common stock at $6.00 per share.

On March 1, 2017, we completed a bridge financing, pursuant to which we received from Mr. Packer and entities controlled by Mr. Packer $250,000 of loans and issued to Mr. Packer and entities controlled by Mr. Packer convertible promissory notes (“2018 Notes”) in an aggregate principal amount of $250,000 and seven-year warrants (“2018 Warrants”) to purchase an aggregate of 100,000 shares of common stock at an initial exercise price of $5.90 per share, subject to adjustment, and are immediately exercisable. See “Management’s Discussion and Analysis of Financial Condition and Results of Operation – Recent Events” and Note 7—“Convertible Promissory Notes” and Note 10—“Stockholders’ Equity (Deficiency)” to our audited consolidated financial statements for the fiscal year ended December 31, 2018, included in the 2018 Annual Report.

On May 3, 2017, we completed a bridge financing, pursuant to which we received from Mr. Packer $30,000 of loans and issued to Mr. Packer 2018 Notes in an aggregate principal amount of $30,000 and 2018 Warrants to purchase an aggregate of 12,000 shares of common stock at an initial exercise price of $5.90 per share, subject to adjustment, and are immediately exercisable. See “Management’s Discussion and Analysis of Financial Condition and Results of Operation – Recent Events” and Note 7—“Convertible Promissory Notes” and Note 10—“Stockholders’ Equity (Deficiency)” to our audited consolidated financial statements for the fiscal year ended December 31, 2018, included in the 2018 Annual Report.

On June 3, 2017, we completed a bridge financing, pursuant to which we received from an entity controlled by Mr. Packer $500,000 of loans and issued to an entity controlled by Mr. Packer 2018 Notes in an aggregate principal amount of $500,000 and 2018 Warrants to purchase an aggregate of 200,000 shares of common stock at an initial exercise price of $5.90 per share, subject to adjustment, and are immediately exercisable. See “Management’s Discussion and Analysis of Financial Condition and Results of Operation – Recent Events” and Note 7—“Convertible Promissory Notes” and Note 10—“Stockholders’ Equity (Deficiency)” to our audited consolidated financial statements for the fiscal year ended December 31, 2018, included in the 2018 Annual Report.

 On November 7, 2017 Mr. Packer and entities controlled by Mr. Packer purchased approximately 51 shares of our Series D Convertible Preferred Stock as part of our underwritten public offering that closed on November 7, 2018 and also received seven-year warrants to purchase additional 38,265 shares of our common stock with an exercise price of $6.95 per share.

On November 8, 2017, the 2018 Notes owned by Mr. Packer and entities controlled by Mr. Packer were converted into 74,601 shares of our common stock and 130,782 shares of our Series D Convertible Preferred Stock. Mr. Packer and entities controlled by Mr. Packer also received seven-year warrants to purchase additional 154,037 shares of our common stock with an exercise price of $6.95 per share.

On February 5, 2019, the Company entered into amendments to its two-year warrants (the “Warrant Amendment”) to purchase an aggregate of 420,000 shares of common stock at an exercise price of $3.00 per share (the “$3.00 Warrants”) and warrants to purchase an aggregate of 420,000 shares of common stock at an exercise price of $6.00 per share (the “$6.00 Warrants”), issued in January and February 2015, to extend the expiration date of the warrants for two additional years. In addition, the Warrant Amendment amended the exercise price with respect to the $3.00 Warrants from $3.00 per share to $3.35 per share. The exercise price of the $6.00 Warrants was unchanged. Pursuant to the Warrant Amendment, warrants to purchase 266,667 shares of common stock at $3.35 per share and warrants to purchase 266,667 shares of common stock at $6.00 per share will expire on January 29, 2021, and the warrants to purchase 140,000 shares of common stock at $3.35 per share and warrants to purchase 140,000 shares of common stock at $6.00 per share will expire on February 10, 2021, and the warrants to purchase 13,333 shares of common stock at $3.35 per share and warrants to purchase 13,333 shares of common stock at $6.00 per share will expire on February 23, 2021. The Warrant Amendment is effective as of January 29, 2019. All other terms of the original warrants remain the same.

Holders of the warrants who entered into the amendment with the Company include the following affiliates of the Company: (i) a subsidiary of IDT Corporation, a greater than five percent stockholder of the Company, who holds warrants to purchase 266,667 shares of common stock at $3.35 per share and warrants to purchase 266,667 shares of common stock at $6.00 per share, and (ii) entities controlled by Mr. Paul Packer and Mr. Packer, a greater than five percent stockholder of the Company, who holds warrants to purchase 66,666 shares of common stock at $3.35 per share and warrants to purchase 66,666 shares of common stock at $6.00 per share.

On March 29, 2019, the Company completed a bridge financing, pursuant to which the Company issued to two accredited investors convertible notes on the aggregate principal amount of $225,000 (the “Notes”) and seven-year warrants (the “Warrant”) to purchase an aggregate of 90,000 shares of the Company’s common stock or series C preferred stock at an exercise price of the lesser of: (a) 80% (i.e., a 20% discount) of the exercise price per share of the warrants to purchase shares of the Company’s capital stock issued in the first equity financing of the Company following the date of issuance, or (b) $4.80, with a stipulation that in no event will the exercise price be less than $3.00 per warrant share.

The principal amount and all accrued but unpaid interest on the Notes are due and payable on the date (the “Maturity Date”) that is the earlier of the (i) 5-year anniversary of the date of issuance, or (ii) the date the Company completes an equity financing pursuant to which the Company issues and sells shares of capital stock resulting in aggregate proceeds of at least $2,000,000 (a “Qualified Financing”). The Notes bear interest at a rate of 6% per annum, payable on the Maturity Date. To the extent not previously converted, on the Maturity Date, the investors will receive, at the option of each the investor, either (a) cash equal to the original principal amount of the Note and interest then accrued and unpaid thereon, or (b) shares of common stock or series C convertible preferred stock of the Company, at a price per share equal to the lesser of: (x) 80% of the amount equal to the quotient obtained by dividing (i) the estimated value of the Company as of the Maturity Date, as determined in good faith by the Company’s Board, by (ii) the aggregate number of outstanding shares of the Company’s common stock, as of the Maturity Date on a fully diluted basis, and (y) $4.00 per share, as such amount may be adjusted for any stock split, stock dividend, reclassification or similar events affecting the capital stock of the Company. Upon consummation of a Qualified Financing, each investor may elect to have the outstanding principal and accrued but unpaid interest thereon converted into (a) shares of the same class and series of equity securities sold in such Qualified Financing, (b) shares of series C convertible preferred stock or (c) common stock, at a price per share equal to the lesser of: (a) 80% of the price per share at which such securities are sold in such Qualified Financing and (b) $4.00 per share, as such amount may be adjusted for any stock split, stock dividend, reclassification or similar events affecting the Company’s capital stock.

In no event will the number of shares to be issued upon (i) exercise of this Warrants, (ii) conversion of the Notes exceed, in the aggregate, 9.9% of the total shares outstanding or the voting power outstanding on the date immediately preceding the date of issuance.

EXECUTIVE OFFICERS

The following table sets forth the names, ages and positions of our executive officers as of April 30, 2018:

Name	Age	Position
Brian Murphy	62	Chief Executive Officer and Director

Stephen Brown	62	Chief Financial Officer

Harold Jacob, M.D.	64	Chief Medical Officer and Director

Brian Murphy Please see biography of Mr. Murphy on page 8 of this proxy statement.

Stephen Brown, Chief Financial Officer. Mr. Brown has served as our chief financial officer since February 3, 2015. Since 2009, Mr. Brown has been a managing partner of The Mcguffin Group Financial, a financial consulting firm concentrating on advising early stage companies. Mr. Brown served on the board of directors of IDW Media Holdings, Inc. from March 2017 through April 2019. Mr. Brown has also served as a partner in an accounting and tax practice at Brown, Brown and Associates since 2009. From April 1995 to January 2009, Mr. Brown served in several executive positions, including chief financial officer, at IDT Corporation, a NYSE listed telecommunications company. During this time, Mr. Brown also served on IDT’s board of directors for six years and on the Board of Net2Phone Inc. for five years. Mr. Brown was also the founder and chairman of IDT Entertainment Inc., a movie studio and media subsidiary. Mr. Brown is a member of the Academy of Television Arts and Sciences and serves on the board of directors of several educational institutions, including serving on the board of governors of Touro College.

Harold Jacob, M.D. Please see biography of Dr. Jacob on page 8 of this proxy statement.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below sets forth, for our last two fiscal years, the compensation earned by our named executive officers, Brian Murphy, our chief executive officer, and Stephen Brown, our chief financial officer, No other executive officer had annual compensation in 2018 or 2017 that exceeded $100,000.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)(1)
Brian Murphy	2018	231,000	50,000	309,897	—	590,897
Chief Executive Officer	2017	189,333	175,000	165,023	—	529,356

Stephen Brown	2018	150,000	25,000	50,465	—	225,465
Chief Financial Officer	2017	108,333	25,000	30,433	—	163,766

(1)	The amounts in this column reflect the dollar amounts to be recognized for financial statement reporting purposes with respect to the twelve month period ended December 31, 2018 in accordance with ASC Topic 718. Fair value is based on the Black-Scholes option pricing model using the market price of the underlying shares at the grant date. For additional discussion of the valuation assumptions used in determining stock-based compensation and the grant date fair value for stock options, see “Management’s Discussion and Analysis of Financial Condition and Results of Operation - Critical Accounting Policies - Stock-based compensation” and Note 2—“Significant Accounting Policies” and Note 10—“Stockholders’ Equity (Deficiency)” to our audited consolidated financial statements for the fiscal year ended December 31, 2018, included in the 2018 Annual Report.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

We have entered into agreements with each of our named executive officers. A description of each of these agreements follows.

Brian Murphy

On October 13, 2016, we entered into an employment agreement with Mr. Murphy, effective as of the same date. The term of Mr. Murphy’s employment as the chief executive officer of the Company is three years unless earlier terminated. Either party may terminate the agreement for any reason by providing 90 days prior written notice to the other party. In addition, we may terminate the agreement for cause after a 30 day cure period. Mr. Murphy is entitled to the payment of his full base salary and all other earned and accrued benefits and contributions during such notice or cure period.

Under this employment agreement, we shall pay Mr. Murphy an annual base salary of $181,000 less applicable payroll deductions and tax withholdings for all services rendered by him under the employment agreement. Notwithstanding the foregoing, his base salary will automatically increase to: (i) $200,000, less applicable payroll deductions and tax withholdings, effective as of January 1 of the calendar year immediately following any calendar year during which we generate gross sales (as determined in accordance with generally accepted accounting principles consistently applied) exceeding $1,000,000; and (ii) $225,000, less applicable payroll deductions and tax withholdings, effective as of January 1 of the calendar year immediately following any calendar year during which we generate gross sales (as determined in accordance with generally accepted accounting principles consistently applied) exceeding $2,000,000. We shall pay the base salary in accordance with our normal payroll practices.

Commencing in 2018, Mr. Murphy is eligible to receive an annual bonus (“Performance Bonus”) during each year of the term of the agreement. In 2018, the Mr. Murphy shall be eligible to receive a target bonus in an amount of up to $150,000, less applicable payroll deductions and tax withholdings, as follows: (i) an amount of up to $100,000, less applicable payroll deductions and tax withholdings, based on the extent to which Mr. Murphy has met performance criteria for the year, as determined in good faith by the Board, which shall be paid in 2018 within thirty (30) days of our issuance of audited financial statements on Form 10-K, and (ii) an amount of up to $50,000, less applicable payroll deductions and tax withholdings, in the amount and payable on the date as determined in the sole discretion of the chairman of the Board which was approved in full in 2016. For 2018 and all subsequent years of Mr. Murphy’s employment, Mr. Murphy is eligible to receive a target bonus in an amount of up to $100,000, less applicable payroll deductions and tax withholdings, based on the extent to which Mr. Murphy has met performance criteria for the year, as determined in good faith by the Board, which shall be paid in the calendar year after the calendar year to which the Performance Bonus relates within thirty (30) days of our issuance of our audited financial statements on Form 10-K.

Either we or Mr. Murphy may terminate the agreement for any reason, provided that Mr. Murphy is required to provide 90 days prior written notice to us. In addition, we may terminate Mr. Murphy’s employment for “cause,” after a 30 day cure period, if the circumstances are curable. If we terminate Mr. Murphy’s employment without cause, or if Mr. Murphy resigns for “good reason” after a 30 day cure period, Mr. Murphy is entitled to (A) any unpaid base salary accrued through the termination date, any accrued and unpaid vacation pay and any unreimbursed expenses properly incurred prior to the termination date; (B) a severance pay equal to Mr. Murphy’s base salary for 12 months plus the target performance bonus for the year in which the termination date occurs; (C) any earned but unpaid performance bonus relating to the calendar year prior to the calendar year in which the termination date occurs; and (D) an additional lump sum cash payment sufficient to provide Mr. Murphy the equivalent of our portion of the premium under the health insurance benefits for the 12 months of Consolidated Omnibus Budget Reconciliation Act coverage. Mr. Murphy has no specific right to terminate the employment agreement as a result of a change in control (as defined in the employment agreement); however, if following a change in control, during the term of Mr. Murphy’s employment, either Mr. Murphy terminates his employment with us for good reason, or we terminate Mr. Murphy without cause, all stock options, restricted stock, stock appreciation rights or similar stock-based rights granted to Mr. Murphy shall vest in full and become immediately exercisable.

In addition, Mr. Murphy is eligible to receive certain stock options, restricted stock, stock appreciation rights or similar stock-based rights granted to Mr. Murphy as set forth separately in applicable award agreements.

Mr. Murphy’s employment agreement also contains certain noncompetition, non-solicitation, non-disparagement, confidentiality and assignment of work product requirements for Mr. Murphy.

On November 14, 2016, we granted Mr. Murphy an option to purchase 183,359 shares of common stock at an exercise price of $6.00 per share. The options vest one-quarter annually over a four year period commencing on the one-year anniversary of the date of grant and have a term of ten years.

On November 1, 2018, the Compensation committee voted to increase Mr. Murphy’s annual salary to $231,000 and approved a performance bonus of $100,000.

Stephen Brown

Mr. Brown’s salary and bonus was determined by the chairman of the board with consultation from members of the Board.

On November 1, 2017, the Compensation committee voted to increase Mr. Brown’s salary to $150,000 per year and approved a performance bonus of $25,000 for 2018.

Retirement, Health, Welfare and Additional Benefits

All of our named executive officers are eligible to participate in our employee benefit plans and programs, including medical benefits, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans.

2004 Global Share Option Plan

In November 2004, our Board adopted the 2004 Global Share Option Plan, pursuant to which 400,000 shares of our common stock are reserved for issuance as awards to employees, directors, consultants and other service providers. The purpose of the 2004 Global Share Option Plan is to provide an incentive to attract and retain directors, officers, consultants, advisors and employees, to encourage a sense of proprietorship and stimulate an active interest of such persons in our development and financial success. The 2004 Global Share Option Plan which was administered by our Board expired on February 28, 2014.

NanoVibronix, Inc. 2014 Long-Term Incentive Plan

On February 28, 2014, our stockholders approved the NanoVibronix, Inc. 2014 Long-Term Incentive Plan, which was adopted by our Board on February 19, 2014. The NanoVibronix, Inc. 2014 Long-Term Incentive Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash, shares of our common stock, or a combination of cash and shares of our common stock. We have reserved a total of 1,464,286 shares of our common stock for awards under the NanoVibronix, Inc. 2014 Long-Term Incentive Plan, 100% of which may be delivered pursuant to incentive stock options. See “Proposal 2: Approval of Amendment to NanoVibronix, Inc. 2014 Long-Term Incentive Plan.”

The purpose of the NanoVibronix, Inc. 2014 Long-Term Incentive Plan is to provide an incentive to attract and retain services of key employees, key contractors, and outside directors whose services are considered valuable, to encourage a sense of proprietorship and to stimulate active interest of such persons in our development and financial success. The NanoVibronix, Inc. 2014 Long-Term Incentive Plan is intended to serve as an “umbrella” plan for us and our subsidiaries worldwide. Therefore, if so required, appendices may be added to the NanoVibronix, Inc. 2014 Long-Term Incentive Plan in order to accommodate local regulations in foreign countries that do not correspond to the scope of the NanoVibronix, Inc. 2014 Long-Term Incentive Plan. Unless terminated earlier by the Board, the NanoVibronix, Inc. 2014 Long-Term Incentive Plan will expire on February 19, 2024. As of December 31, 2018, there were no options were available for future issuance under the NanoVibronix, Inc. 2014 Long-Term Incentive Plan.

Outstanding Equity Awards at Fiscal Year End

The following table provides information on the holdings of stock options of the named executive officer at December 31, 2018. This table includes unexercised and unvested options awards. Each outstanding award is shown separately.

	Option Awards
		Number of	Number of
		Securities	Securities
		Underlying	Underlying	Option
		Unexercised	Unexercised	Exercise	Option
	Date of	Options (#)	Options (#)	Price	Expiration
Name	Grant	Exercisable	Unexercisable	($)	Date
Brian Murphy	November 14, 2016	45,840	137,519	6.00	November 14, 2026
	August 14, 2018	37,500	37,500	4.75	August 14, 2026

Stephen Brown	March 25, 2015	40,667	20,333	2.57	March 28, 2025
	August 14, 2018	11,250	11,250	4.75	August 14, 2026

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2018 with respect to our equity compensation plans under which our equity securities are authorized for issuance:

	(a)		(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,171,549		$3.79	—
Equity compensation plans not approved by security holders	332,181	(1)	4.83	—
Total	1,503,730		$4.22	—

(1)	Represents 57,143 shares of common stock issuable upon conversion of Series C Preferred Stock granted to AYTA Consulting, LLC, a consultant to us, in the form of a Series C Preferred Stock award, 183,359 shares of common stock issuable upon exercise of options granted to Brian Murphy and 91,679 shares of common stock issuable upon exercise of options granted to Christopher Fashek.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of April 15, 2019 by:

●	each person known by us to beneficially own more than 5.0% of our common stock;

●	each of our directors;

●	each of the named executive officers; and

●	all of our directors and executive officers as a group.

The percentages of common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security.

Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o NanoVibronix, Inc., 525 Executive Blvd, Elmsford, NY 10523. As of March 31, 2019, we had 4,076,552 shares of common stock, 2,733,142 shares of Series C Preferred Stock and 304 shares of Series D Preferred Stock outstanding.  In addition to the shares of common stock reported below, as described in the footnotes below the table, six stockholders beneficially own 100% of our issuable and issued Series C Preferred Stock.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percentage of Shares Outstanding(1)
5% Owners
IDT Corporation(2)	403,579	(3)	9.9%
Paul Packer(4)	403,579	(5)	9.9%
Miriam Winder-Kelly(6)	215,355		5.3%
Orin Hirschman(7)	403,579	(9)	9.9%
Kennedy Capital Management, Inc.(9)	317,775	(10)	6.7%
Officers and Directors

Stephen Brown	61,002	(11)	1.5%
Harold Jacob, M.D.	225,773	(12)	5.3%

Martin Goldstein, M.D.	244,257	(13)	3.6%
Michael Ferguson	88,750	(14)	2.1%
Thomas R. Mika	94,583	(15)	2.3%
Christopher Fashek	68,340	(16)	1.7%
Brian Murphy	129,180	(17)	3.1%
All directors and executive officers as a group (9 persons)	760,543		18.1%

* Represents ownership of less than 1%.

(1)	Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assume the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of March 31, 2019. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.

(2)	IDT Corporation’s address is 520 Broad Street, Newark, New Jersey 07102.

(3)	Comprised of (i) 155,838 shares of common stock, (ii) 235,066 shares of common stock that may be issued upon the conversion of an equal number of shares of Series C Preferred Stock held by a subsidiary of IDT Corporation and (iv) 12,375 shares of common stock that may be issued upon the conversion of an equal number of shares of Series C Preferred Stock held by IDT Corporation. Does not include 419,226 shares of Series C Preferred Stock, which IDT Corporation also holds. These shares of Series C Preferred Stock are excluded, even though the terms of the Series C Preferred Stock allow for conversion into common stock and voting on an as if converted basis with the common stock, because these rights are prohibited if their exercise will result in the holder having beneficial ownership of more than 9.99% of our common stock. Does not include 533,334 shares of common stock that may be purchased by IDT Corporation upon the exercise of warrants. These shares of common stock are excluded because the warrants contain provisions that block exercise if such exercise will result in the holder having beneficial ownership of more than 9.99% of our common stock.

(4)	Mr. Packer’s address is 805 Third Avenue, 15th Floor, New York, NY 10022.

(5)	Based on information contained in Schedule 13G filed on February 14, 2019, and comprised of 30,286 shares of common stock that may be purchased upon the exercise of stock options held by Mr. Packer and 373,293 shares of common stock beneficially owned or common stock issuable upon conversion of Series C Preferred Stock or Series D Convertible Preferred Stock beneficially owned by Globis Capital Partners, L.P., Globis Overseas Fund, Ltd., Globis International Investments L.L.C., Globis Asia, L.P., AYTA Consulting, LLC or Mr. Packer.

Does not include certain shares of (i) common stock issuable upon conversion of Series C Preferred Stock and Series D Convertible Preferred Stock, (ii) common stock that may be purchased upon exercise of the warrants to purchase common stock or (iii) common stock issuable upon conversion of Series C Preferred Stock that may be purchased upon exercise of the warrants to purchase preferred stock held by Globis Capital Partners, L.P., Globis Overseas Fund, Ltd., Globis International Investments L.L.C., Globis Asia, L.P., AYTA Consulting, LLC or Mr. Packer, which Mr. Packer also beneficially owns. These shares of common stock issuable upon conversion of the Series C Preferred Stock are excluded, even though the terms of the Series C Preferred Stock allow for conversion into common stock and voting on an as if converted basis with the common stock, because these rights are prohibited if the exercise of such conversion or voting rights will result in the holder having beneficial ownership of more than 9.99% of the issuer’s common stock. These shares of common stock issuable upon conversion of the Series D Convertible Preferred Stock are excluded because the terms of the Series D Convertible Preferred Stock contain provisions that block conversion if such conversion will result in the holder having beneficial ownership of more than 9.99% of our common stock. These shares of common stock that may be purchased upon warrants to purchase common stock or preferred stock are excluded because the warrants and the terms of the preferred stock contain provisions that block exercise if such exercise will result in the holder having beneficial ownership of more than 9.99% of our common stock.

Mr. Packer is the managing member of Globis Capital Advisors, L.L.C., which is the general partner of Globis Capital Partners, L.P. Mr. Packer is the managing member of Globis Capital, L.L.C., which is the general partner of Globis Capital Management, L.P., which is the investment manager of Globis Overseas Fund, Ltd. and Globis Capital Partners, L.P. Mr. Packer is also the managing member of Globis International Investments L.L.C, and Globis Asia LP. Mr. Packer is deemed to have beneficial ownership of the shares held by Globis Capital Partners, L.P., Globis Overseas Fund, Ltd., Globis Asis LP. and Globis International Investments L.L.C. Mr. Packer also controls, and is deemed to have beneficial ownership of the shares held by, AYTA Consulting, LLC.

(6)	Ms. Winder-Kelly’s address is 900 Abel Wolman Municipal Bldg. 200N. Holliday St. Baltimore, MD 21202.

(7)	Mr. Hirschman’s address is 6006 Berkeley Avenue, Baltimore, Maryland 21209.

(8)	Based on information contained in Schedule 13G filed on February 15, 2019. Comprised of (i) 5,911 shares of common stock held by Mr. Hirschman, (ii) 1,299 shares of common stock that may be purchased upon the exercise of warrants held by Mr. Hirschman, (iii) 70,803 shares of common stock held by AIGH Investment Partners LLC, of which Mr. Hirschman serves as president, and (iv) 314,860 shares of common stock held by AIGH Investment Partners L.P., of which Mr. Hirschman serves as general partner.

Does not include 22,085 shares of common stock that may be purchased by AIGH Investment Partners, L.P. upon the exercise of warrants, which have been excluded because the warrants contain provisions that block exercise if such exercise will result in the holder having beneficial ownership of more than 9.9% of our common stock.133,334 shares of common stock that may be purchased by AIGH Investment Partners, L.P. upon the exercise of warrants. These shares of common stock are excluded because the warrants contain provisions that block exercise if such exercise will result in the holder having beneficial ownership of more than 9.9% of our common stock.

(9)	Kennedy Capital Management, Inc.’s address is 10829 Olive Blvd. St. Louis, MO 63141.

(10)

Based on information contained in Schedule 13G filed on February 13, 2018. Does not include 159,199 shares of common stock that may be purchased by Kennedy Capital Management, Inc. upon the exercise of warrants, which have been excluded because the warrants contain provisions that block exercise if such exercise will result in the holder having beneficial ownership of more than 4.99% of our common stock.

(11)	Comprised of 61,000 shares of common stock that may be purchased by Mr. Brown upon the exercise of stock options that are currently exercisable within 60 days.

(12)	Comprised of (i) 64,178 shares of common stock held by Medical Instrument Development Inc., an entity controlled by Dr. Jacob, (ii) 25,662 shares of common stock held by Dr. Jacob, and (iii) 154,417 shares of common stock that may be purchased by Dr. Jacob upon the exercise of stock options.

(13)	Comprised of 61,000 shares of common stock that may be purchased by Dr. Goldstein upon exercise of stock options that are currently exercisable within 60 days.

(14)	Comprised of 88,750 shares of common stock that may be purchased by Mr. Ferguson upon exercise of stock options that are exercisable within 60 days.

(15)	Comprised of 94,583 shares of common stock that may be purchased by Mr. Mika upon exercise of stock options that are exercisable within 60 days.

(16)	Comprised of 68,340 shares of common stock that may be purchased by Mr. Fashek upon exercise of stock options that are exercisable within 60 days.

(17)	Comprised of 129,180 shares of common stock that may be purchased by Mr. Murphy upon exercise of stock options that are exercisable within 60 days.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of copies of such reports furnished to us and written representations that no other reports were required, each of our directors, officers and ten percent stockholders complied with all Section 16(a) filing requirements applicable to them.

REPORT OF THE AUDIT COMMITTEE

The audit committee assists the Board in its general oversight of the Company’s financial reporting processes. The audit committee charter describes in greater detail the full responsibilities of the audit committee. During each fiscal year, the audit committee reviews the Company’s financial statements, management reports, internal control over financial reporting and audit matters. In connection with these reviews, the audit committee meets with management and independent public accountants at least once each quarter. The audit committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. These meetings include, whenever appropriate, executive sessions in which the audit committee meets separately with the independent public accountants, financial management personnel and legal counsel.

As part of its review of audit matters, the audit committee supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent public accountants. Together with senior members of the Company’s financial management team, the audit committee reviewed the overall audit scope and plans of the independent public accountants, the results of external audit examinations, and evaluations by management of the Company’s internal control over financial reporting and the quality of the Company’s financial reporting.

In addition, the audit committee reviewed key initiatives and programs aimed at designing and maintaining an effective internal and disclosure control structure. As part of this process, the audit committee continued to monitor the scope and adequacy of the steps taken to maintain the effectiveness of internal procedures and controls.

In performing all of these functions, the audit committee acts in an oversight capacity. The audit committee reviews and discusses the quarterly and annual consolidated financial statements with management, and the Company’s independent public accountants prior to their issuance. In its oversight role, the audit committee relies on the work and assurances of the Company’s management, which is responsible for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements and other reports and maintaining policies relating to legal and regulatory compliance, ethics and conflicts of interest. Kost Forer Gabbay & Kasierer, A Member of Ernst & Young Global, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America.

The audit committee has reviewed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 16, as amended, “Communication with audit committees,” including a discussion with management and the independent public accountants of the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments and the disclosures in the Company’s financial statements. In addition, the audit committee reviewed and discussed with Marcum LLP, matters related to its independence, including a review of audit and non-audit fees and the written disclosures in the letter from Marcum LLP, to the audit committee required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountant’s communication with the audit committee concerning independence. The audit committee concluded that Marcum, LLP is independent from the Company and its management.

Taking all these reviews and discussions into account, the audit committee recommended to the Board that the audited financial statements be included in NanoVibronix, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the SEC.

AUDIT COMMITTEE

Thomas Mika, Chair Michael Ferguson Christopher Fashek

The Report of the audit committee set forth in this proxy statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this proxy statement by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference.

PROPOSAL 2: APPROVAL OF AMENDMENT TO NanoVibronix, INC. 2014 LONG-TERM
INCENTIVE PLAN

The Board is seeking the approval of our stockholders of an amendment to the 2014 Plan, which was adopted by the Board on April 30, 2019, subject to stockholder approval (the “Plan Amendment”). The 2014 Plan was originally approved by our Board on February 19, 2014, and by our stockholders at our annual meeting held on February 28, 2014, and was amended by our Board on April 19, 2018, and by our stockholders at our annual meeting held on June 13, 2018. The 2014 Plan consists of two components, the primary plan document which governs all awards granted under the 2014 Plan, and one sub-part appendix: Israeli Appendix to the Company’s 2014 Long-Term Incentive Plan (the “Israeli Appendix”), designated for the purpose of grants of stock options to participants who are, or are deemed to be, residents of the State of Israel for the purposes of tax payment.

Under the 2014 Plan, we originally reserved a total of five million (5,000,000) shares of our common stock for issuance pursuant to awards to key employees, key contractors, and non-employee directors, of which, the maximum number of shares of common stock covering awards of stock options or stock appreciation rights that could be granted to certain of our executive officers during any calendar year was one million (1,000,000) shares. On May 7, 2014, we effected a one-for-seven reverse stock split of our common stock. Consequently, the number of shares of our common stock reserved for issuance pursuant to awards under the 2014 Plan was reduced to seven hundred fourteen thousand two hundred eighty-six (714,286) shares, and the maximum number of shares of our common stock covered by awards of stock options or stock appreciation rights that could be granted to certain of our executive officers during any calendar year was reduced to one hundred forty-two thousand eight hundred fifty-seven (142,857) shares. On June 13, 2018, the stockholders approved an amendment to the 2014 Plan to increase the number of shares of our common stock reserved for issuance pursuant to awards under the 2014 Plan by an additional seven hundred and fifty thousand (750,000) shares of our common stock to one million four hundred sixty-four thousand two hundred eighty-six (1,464,286) shares. The Plan Amendment increases (i) the number of shares of our common stock available for issuance pursuant to awards under the 2014 Plan by four hundred thousand (400,000) shares of our common stock, to a total of one million eight hundred and sixty-four thousand two hundred eighty- six (1,864,286) shares of our common stock and (ii) the maximum number of shares of our common stock covering awards of stock options or stock appreciation rights that could be granted to certain of our executive officers during any calendar year will be increased to three hundred twenty-four thousand fourteen (324,214).

The purpose of the 2014 Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, key contractors, and non-employee directors. The 2014 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of common stock. The 2014 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of key employees, key contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable federal tax laws. The 2014 Plan is administered by the compensation committee of our Board.

A copy of the Plan Amendment and the 2014 Plan are included as Annex A and Annex B, respectively, to this Proxy Statement. Below is a summary of certain key provisions of the Plan Amendment and the 2014 Plan, which are qualified in their entirety by reference to the full text of the Plan Amendment and the 2014 Plan.

Summary of the Proposed Plan Amendment

Our Board adopted the Plan Amendment on April 30, 2019, subject to stockholder approval, to increase (i) the number of shares of our common stock available for issuance pursuant to awards under the 2014 Plan by four hundred (400,000) shares, to a total of one million eight hundred sixty-four thousand two hundred eighty-six (1,864,286) shares of our common stock.

Description of the 2014 Plan

Purpose. The purpose of the 2014 Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, key contractors, and non-employee directors. The 2014 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of our common stock. The 2014 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of key employees, key contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

Effective Date and Expiration. The 2014 Plan was originally approved by our Board on February 19, 2014, and became effective upon stockholder approval on February 28, 2014. The 2014 Plan will terminate on February 19, 2024, unless sooner terminated by our Board. No award may be made under the 2014 Plan after its termination date, but awards made prior to the termination date may extend beyond that date.

Share Authorization. Subject to certain adjustments, the number of shares of our common stock that are reserved for issuance pursuant to awards under the 2014 Plan, prior to the adoption of the Plan Amendment and after giving effect to a one-for-seven reverse stock split that occurred on May 7, 2014, is one million four hundred sixty-four thousand two hundred eighty six (1,464,286) shares, of which 100% may be delivered pursuant to incentive stock options. If the Plan Amendment is approved, the total number of shares that may be issued pursuant to awards under the 2014 Plan will be increased to one million eight hundred sixty-four thousand two hundred eighty-six (1,864,286) shares. Subject to certain adjustments, with respect to any participant who is an officer of our company and subject to Section 16 of the Securities Exchange Act of 1934, as amended, or a “covered employee” as defined in Section 162(m)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a maximum of three hundred fifty four thousand two hundred fourteen (354,214) shares may be granted in any one year in the form of stock options or stock appreciation rights to such participant.

Shares to be issued may be made available from authorized but unissued shares of our common stock, shares held by us in our treasury, or shares purchased by us on the open market or otherwise. During the term of the 2014 Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the 2014 Plan. If an award under the 2014 Plan is cancelled, forfeited, or expires, in whole or in part, the shares subject to such forfeited, expired, or cancelled award may again be awarded under the 2014 Plan. In the event that previously acquired shares are delivered to us in full or partial payment of the option price for the exercise of a stock option granted under the 2014 Plan, the number of shares available for future awards under the 2014 Plan shall be reduced only by the net number of shares issued upon the exercise of the stock option or settlement of an award. Awards that may be satisfied either by the issuance of common stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the 2014 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the 2014 Plan if the settlement of the award will not require the issuance of shares, as, for example, a stock appreciation right that can be satisfied only by the payment of cash. Only shares forfeited back to us; shares cancelled on account of termination, expiration, or lapse of an award; shares surrendered in payment of the option price of an option; or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of a stock option shall again be available for grant as incentive stock options under the 2014 Plan, but shall not increase the maximum number of shares described above as the maximum number of shares that may be delivered pursuant to incentive stock options.

Administration. The 2014 Plan is administered by the compensation committee of our Board (the “Committee”). At any time there is no Committee to administer the 2014 Plan, any reference to the Committee is a reference to the Board. The Committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the 2014 Plan; establish and revise rules and regulations relating to the 2014 Plan and any sub-plans, including, without limitation, any sub-plans for awards made to participants who are not residents of the United States; establish performance goals for awards and certify the extent of their achievement; and make any other determinations that it believes necessary for the administration of the 2014 Plan. The Committee may delegate certain duties to one or more of our officers as provided in the 2014 Plan.

Eligibility. Employees (including any employee who is also a director or an officer), contractors, and non-employee directors of us or our subsidiaries whose judgment, initiative, and efforts contributed to or may be expected to contribute to our successful performance are eligible to participate in the 2014 Plan. As of the Record Date, we had 6 employees, 2 contractors, and 7 directors who would be eligible for awards under the 2014 Plan.

Stock Options. The Committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Code or nonqualified stock options, provided that only employees of us and our subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of common stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of common stock on the date of grant. The Committee will determine the terms of each stock option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant stock options with a term exceeding 10 years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or any parent or subsidiary), a term exceeding five years.

Recipients of stock options may pay the option price (i) in cash, check, bank draft, or money order payable to the order of the Company; (ii) by delivering to us shares of common stock (included restricted stock) already owned by the participant having a fair market value equal to the aggregate option price and that the participant has not acquired from us within six months prior to the exercise date; (iii) by delivering to us or our designated agent an executed irrevocable option exercise form together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to us, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to us the amount of sale or loan proceeds necessary to pay the purchase price; and (iv) by any other form of valid consideration that is acceptable to the Committee in its sole discretion.

Stock Appreciation Rights. The Committee is authorized to grant stock appreciation rights (“SARs”) as a stand-alone award, or freestanding SARs, or in conjunction with options granted under the 2014 Plan, or tandem SARs. SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of common stock on the date of exercise over the fair market value of a share of our common stock on the date of grant. The grant price of a SAR cannot be less than 100% of the fair market value of a share of our common stock on the date of grant. The Committee will determine the terms of each SAR at the time of the grant, including, without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Committee, except that no freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR. Distributions to the recipient may be made in common stock, cash, or a combination of both as determined by the Committee.

Restricted Stock and Restricted Stock Units. The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of our common stock that may not be sold, assigned, transferred, pledged, hypothecated, encumbered, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period as specified by the Committee. Restricted stock units are the right to receive shares of common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made; the number of shares or units to be granted; the price to be paid, if any; the time or times within which the shares covered by such grants will be subject to forfeiture; the time or times at which the restrictions will terminate; and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with us, the passage of time, or other restrictions or conditions. Except as otherwise provided in the 2014 Plan or the applicable award agreement, a participant shall have, with respect to shares of restricted stock, all of the rights of a stockholder of the Company holding the class of common stock that is the subject of the restricted stock, including, if applicable, the right to vote the common stock and the right to receive any dividends thereon.

Dividend Equivalent Rights. The Committee is authorized to grant a dividend equivalent right to any participant, either as a component of another award or as a separate award, conferring on the participant the right to receive credits based on the cash dividends that would have been paid on the shares of common stock specified in the award as if such shares were held by the participant. The terms and conditions of the dividend equivalent right shall be specified by the grant. Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional shares. Any such reinvestment shall be at the fair market value at the time thereof. A dividend equivalent right may be settled in cash, shares, or a combination thereof.

Performance Awards. The Committee may grant performance awards payable in cash, shares of common stock, other consideration, or a combination thereof at the end of a specified performance period. Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the 2014 Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance. In addition, to the extent we intended for Section 162(m) of the Code to apply to any Grandfathered Awards (as defined in the Million Dollar Deduction Limit and Other Tax Matters section below), no participant has received in any calendar year Grandfathered Awards with an aggregate value of more than four million dollars ($4,000,000), based on the fair market value of shares of our common stock at the time such awards were granted. In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the amount of any potential awards. However, the Committee may not, in any event, increase the amount of compensation payable to an individual upon the attainment of a performance goal intended to satisfy the requirements of Section 162(m) of the Code. With respect to a performance award that is not intended to satisfy the requirements of Section 162(m) of the Code, if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in our business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

Performance Goals. Awards of restricted stock, restricted stock units, performance awards, and other awards under the 2014 Plan may be made subject to the attainment of performance goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria (“Performance Criteria”): cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality, or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational, or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings, or similar extraordinary business transactions; sales growth; price of the shares; return on assets, equity, or stockholders’ equity; market share; inventory levels, inventory turn, or shrinkage; or total return to stockholders. Any Performance Criteria may be used to measure our performance as a whole or any of our business units and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual, and/or non-recurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in our quarterly and annual earnings releases; or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with our financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award, which is consistently applied and identified in the Company’s audited financial statements, including in footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report. However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a performance goal.

Israeli Awards

For persons subject to the Israeli Income Tax Ordinance [New Version], 5721-1961 (the “Ordinance”), the Committee is authorized to grant stock options pursuant to the terms of the Israeli Appendix. The Committee may grant to participants who are employees and office holders options under Section 102 of the Ordinance (“Section 102 Options”) and to Controlling Shareholders (as defined in the Israeli Appendix) and non-employee participants options under Section 3(i) of the Ordinance (“Section 3(i) Options”). The Committee may designate Section 102 Options as “Approved 102 Options,” for which the options and shares upon exercise must be held in trust and granted through a trustee, or as “Unapproved 102 Options,” for which the options and shares upon exercise do not have to be held in trust. As described further below, the determination of the Committee as to the taxation route of the stock options, the type of option, and duration of time the option and shares upon exercise are held in trust will determine the tax consequences to the participant. Of the Approved 102 Options, the Committee may grant options as “Ordinary Income Options,” for which the options and shares upon exercise must be held in trust for twelve (12) months from the date of grant, or as “Capital Gain Options,” for which the options and shares upon exercise must be held in trust for twenty-four (24) months from the date of grant. If the requirements of the Approved 102 Options are not met, the options are regarded as Unapproved 102 Options.

Section 3(i) Options and the shares upon exercise may, but need not, be held in trust as well, depending upon the agreement between the Committee, the participant, and the trustee of the trust. Israeli participants can be granted other types of options under the 2014 Plan, but some of them will require a pre-ruling from the Israeli Tax Authorities in order to be deemed Approved 102 Options.

Other Awards. The Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of common stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the 2014 Plan. The terms and conditions of such other form of award shall be specified by the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

Vesting, Forfeiture, Assignment. The Committee, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2014 Plan. If the Committee imposes conditions upon vesting, then, except as otherwise provided below, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period.

Awards granted under the 2014 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of certain awards to (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such award is granted must be approved by the Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred awards shall be prohibited except those by will or the laws of descent and distribution.

Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution, recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of common stock or other securities of the Company, issuance of warrants or other rights to purchase shares of common stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event (i) the number of shares and type of common stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of common stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of common stock (or other securities or property) specified as the annual per-participant limitation under the 2014 Plan; (iv) the option price of each outstanding award; (v) the amount, if any, we pay for forfeited shares in accordance with the terms of the 2014 Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the 2014 Plan to the end that the same proportion of our issued and outstanding shares of common stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, however, that the number of shares of common stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2014 Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.

Amendment or Discontinuance of the 2014 Plan. The Board may, at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the 2014 Plan in whole or in part; provided, however, that (i) no amendment that requires stockholder approval in order for the 2014 Plan and any awards under the 2014 Plan to continue to comply with Sections 162(m), 421, and 422 of the Code (including any successors to such sections, or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote on the amendment; and (ii) unless required by law, no action by the Board regarding amendment or discontinuance of the 2014 Plan may adversely affect any rights of any participants or obligations of us to any participants with respect to any outstanding awards under the 2014 Plan without the consent of the affected participant.

U.S. Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences relating to the transactions described under the 2014 Plan as set forth below. This summary does not purport to address all aspects of U.S. federal income taxation and does not describe state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the Treasury Regulations issued thereunder, and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus one percent (1%) and a twenty percent (20%) penalty tax. Certain performance awards, stock options, stock appreciation rights, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for U.S. federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options. In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the U.S. federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to the later of: two years after the date the ISO was granted or one year after the shares were transferred to the participant (referred to as the “Holding Period”). If a participant disposes of shares acquired by exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares.

Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Option Price is Paid for in Shares. If a participant pays the option price of a nonqualified stock option with previously-owned shares of our common stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to us upon the grant or termination of SARs. However, upon the exercise of a SAR, we will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Other Awards. In the case of an award of restricted stock units, performance awards, dividend equivalent rights, or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

Federal Tax Withholding. Any ordinary income realized by a participant upon the exercise of an award under the 2014 Plan is subject to withholding of U.S. federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy our federal income tax withholding requirements, we will have the right to require that, as a condition to delivery of any certificate for shares of common stock or the registration of the shares in the participant’s name, the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent, accept delivery of shares (that the participant has not acquired from us within six months prior to the date of exercise) with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by us to employees by January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to Us. To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during the taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2018. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (z) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2018 (each, a “Grandfathered Award”), so long as the contract is not materially modified after that date. To the extent that compensation is payable pursuant to a Grandfathered Award, and if we determine that Section 162(m) of the Code will apply to such Grandfathered Award, the Company intends to interpret and operate the 2014 Plan so that the terms of the Grandfathered Award will not be materially modified and will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

If an individual’s rights under the 2014 Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights, and (ii) the loss by us of a compensation deduction.

Israeli Income Tax Consequences

The following description of the Israel income tax consequences of awards under Israeli Appendix of the 2014 Plan is general and does not purport to be complete.

Pursuant to Section 102 of the Ordinance, which came into effect on January 1, 2003, options, shares, and other securities (including Restricted Shares) (together “Options”) may be granted through a trustee (i.e., Approved 102 Options) or not through a trustee (i.e., Unapproved 102 Options). The following is a brief discussion of the tax consequences applicable to both types of Section 102 Options.

Grant Through a Trustee

Options granted through a trustee and held in trust are made either through the capital gains tax track (i.e., Capital Gains Options) or the compensation income tax track (i.e., Ordinary Income Options). Capital Gains Options and Ordinary Income Options can be granted only through a trustee. Under the capital gains tax track, the Capital Gains Options and the underlying shares have to be held in trust for at least twenty-four (24) months from their date of grant. Any gain made on the sale of shares following the twenty-four (24) month period is subject to a capital gains tax at a current rate of twenty-five percent (25%); the amount of gain is the difference between the sales proceeds from the sale of shares and the exercise price paid for such shares. Generally, Capital Gains Options are not taxed on their date of grant. However, in the event that the exercise price of the options is less than the fair market value of the Company’s common stock on the date of grant, a portion of the gain will be deemed compensation income, taxable at the personal marginal tax rate of the participant. The payment of such tax is made at the time of exercise of the Capital Gains Options. The portion of the gain that is deemed compensation income is the difference between the average value of the shares as listed on the stock exchange during the thirty (30) day period prior to the date of grant and the exercise price of the option. If the Capital Gains Options or the underlying shares of such options are sold by the trustee or transferred from the trustee to the beneficiary before the end of the twenty-four (24) month period, any resulting income (cash or equivalent) is taxed as compensation income. If the options have not been exercised and transferred from the trustee to the beneficiary, the taxable amount of income is the value of the option. If the options have been exercised, the taxable amount of income is the difference between the aggregate fair market value of the shares at the time of such sale or transfer and the aggregate exercise price paid for such shares.

Under the compensation income tax track, the Ordinary Income Options and the underlying shares have to be held in trust for at least twelve (12) months from their date of grant. Any gain made on the sale of shares is subject to compensation income tax at the personal marginal tax rate of the respective participant; the amount of gain is the difference between the sales proceeds from the sale of shares and the exercise price paid for such shares. Ordinary Income Options are not taxed on their date of grant, but rather when the options or the underlying shares of such options are sold by the trustee or transferred from the trustee to the beneficiary. At such time, if the options have not been exercised, the taxable amount of income is value of the Option. If the Options have been exercised, the taxable amount of income is the difference between the aggregate fair market value of the shares at the time of such sale or transfer and the aggregate exercise price paid for such shares.

A corporate tax deduction is available for the employer in the tax year in which tax is withheld. The deductible amount is equal to any amount included by a participant as compensation income, except when a participant is granted Capital Gains Options, including in the event that such Capital Gains Options or the underlying shares of such options are sold by the trustee or transferred from the trustee to the beneficiary before the end of the applicable twenty-four (24) month period. In such event, any resulting income to the participant is deemed to be compensation income for tax purposes, but there would be no corresponding corporate tax deduction available to the employer.

Grant Not Through a Trustee

In the case of Options not made through a trustee, if the shares are non-marketable securities, the Option will not be subject to tax at the date of grant of the option or the exercise of the Option. However, ordinary income tax will be payable upon the sale of the shares acquired upon exercise of the Option. The taxable amount will be the sales proceeds less the aggregate exercise price paid by the participant. If the shares covered by the option have a market value, then the value of the Option is treated as compensation income, and subject to tax at the date of grant. There is no tax upon the exercise of the Option. However, capital gains tax will be payable on the sale of the shares upon exercise of the Option. The taxable amount will be the sales proceeds, less the value that was taxed at the date of grant and the aggregate exercise price paid by the participant.

Grant of Section 3(i) Options

Options under Section 3(i) of the Ordinance may be granted to Controlling Shareholders, consultants, and controlling stockholders (which are excluded from the term employees under Section 102 of the Ordinance). Grants of Options for shares which are non-marketable are not taxed under the income tax rules on the date of grant, but such event creates VAT liability. However, they are subject to tax at the time of exercise at the ordinary income tax rate, and at the day such shares are sold at the capital gains tax rate. The difference between the fair market value of the shares at the time of exercise and the exercise price is taxed at the ordinary income tax rate. Any gain above such value at the time of sale of the shares is taxed at the capital gains rate. Grants of Options for shares which have a market value are subject to tax on the date of grant, exercise of the Option, and the sale of the shares. The value of the Option is taxed on the date of grant at the ordinary income tax rate. The difference between the fair market value of the shares at the time of exercise and the sum of the exercise price and the amounts previously taxed at grant, is taxed at the ordinary income tax rate. Any gain above such value at the time of sale of the shares is taxed at the capital gains rate.

Other Stock Incentives

All other awards under the Israeli Appendix need tax ruling from the Israeli Tax Authority for the postponement of the tax event arising from the issuance thereof. Otherwise there is an immediate tax event.

Interest of Directors and Executive Officers.

All members of our Board and all of our executive officers are eligible for awards under the 2014 Plan and, thus, have a personal interest in the approval of the Plan Amendment.

New Plan Benefits

With respect to the increased number of shares reserved under the 2014 Plan pursuant to the Plan Amendment, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2014 Plan because the grant of awards and the terms of such awards are to be determined in the sole discretion of the Committee.

The fair market value of our common stock is $3.45 per share based on the closing price of our common stock on April 29, 2019.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock and Series C Preferred Stock entitled to vote represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that vote for or against such proposal is required for the approval of the Plan Amendment.

The Board recommends a vote FOR the Plan Amendment.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF MARCUM LLP AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the Board has selected Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018, and the Board has directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the Annual Meeting.

On April 19, 2017, the audit committee of the Board decided not to renew the engagement of Kost Forer Gabbay & Kasierer, a member firm of Ernst & Young Global, and approved the engagement of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018. In connection with the selection of Marcum LLP, also on April 27, 2018, the Audit Committee informed Kost Forer Gabbay & Kasierer, a member firm of Ernst & Young Global, that it was dismissed as the Company’s independent registered public accounting firm as of the date thereof.

The reports of Marcum LLP on our consolidated financial statements for the most recent fiscal year ended December 31, 2018, and the report of Kost Forer Gabbay & Kasierer on our consolidated financial statements for the fiscal year ended December 31, 2017, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

Stockholder ratification of the selection of Marcum LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Marcum LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain Marcum LLP. Even if the selection is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Fees to Independent Registered Public Accounting Firm

The following is a summary of the fees billed to us by Marcum LLP for the year ended December 31, 2018 and from Kost Forer Gabbay & Kasierer, A Member of Ernst & Young Global, for professional services rendered in the year ended December 31, 2017:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Audit fees	$108,500	$95,000
Audit-related fees	$—	$50,000
Tax fees	$—	$5,000
All other fees	$—	$—
Total	$108,500	$150,000

Audit Fees. This category includes the fees related to the audit of our annual financial statements and the review of our interim quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with its engagements for those years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of our interim financial statements.

Audit-Related Fees. This category typically consists of assurance and related services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consents regarding equity issuances.

Tax Fees. This category typically consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice.

All Other Fees. This category includes aggregate fees billed in each of the last two fiscal years for products and services provided by Marcum LLC and Kost Forer Gabbay & Kasierer, A Member of Ernst & Young Global, other than the services reported in the categories above.

A representative of Marcum LLP will be present telephonically at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Pre-Approval Policies and Procedures

Under the audit committee’s pre-approval policies and procedures, the audit committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm. On an annual basis, the audit committee pre-approves a list of services that may be provided by the independent registered public accounting firm without obtaining specific pre-approval from the audit committee. In addition, the audit committee sets pre-approved fee levels for each of the listed services. Any type of service that is not included on the list of pre-approved services must be specifically approved by the audit committee or its designee. Any proposed service that is included on the list of pre-approved services but will cause the pre-approved fee level to be exceeded will also require specific pre-approval by the audit committee or its designee.

The audit committee has delegated pre-approval authority to the audit committee chairman and any pre-approved actions by the audit committee chairman as designee are reported to the audit committee for approval at its next scheduled meeting.

Prior to the establishment of the audit committee on November 8, 2018, all of the services rendered by Marcum LLC and Kost Forer Gabbay & Kasierer, A Member of Ernst & Young Global were pre-approved by the Board. All of the services rendered by Marcum, LLC after the establishment of our audit committee were pre-approved by the audit committee.

The Board considered the audit fees, audit-related fees, tax fees and other fees paid to our accountants, as disclosed above, and determined that the payment of such fees was compatible with maintaining the independence of the accountants.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock and Series C Preferred Stock entitled to vote represented in person or by proxy at the Annual Meeting is required to adopt the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

The Board recommends a vote FOR the ratification of Marcum LLP as our independent public accounting firm for the 2019fiscal year.

OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), a stockholder who intends to present a proposal at our next annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal in writing no later than January 1, 2020, after which date such stockholder proposal will be considered untimely. Such proposal must be submitted to the attention of Secretary, at our corporate offices at 525 Executive Blvd, Elmsford, NY 10523.

Stockholders wishing to nominate a director or submit proposals to be presented directly at our next annual meeting instead of by inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our Bylaws concerning stockholder nominations and proposals. Stockholder nominations for director and other proposals that are not to be included in such materials must be received by our Secretary in writing at our corporate offices at 525 Executive Blvd, Elmsford, NY 10523, no earlier than February13, 2019 and no later than the close of business on March 15, 2019. Any such stockholder proposals or nominations for director must also satisfy the requirements set forth in our Bylaws. To be eligible for inclusion in our proxy materials, stockholder proposals must also comply with the requirements of Rule 14a-8. Stockholders are also advised to review our Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals and director nominations. A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice Bylaw provisions, subject to applicable rules of the SEC.

A copy of our 2018 Annual Report on Form 10-K is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to NanoVibronix, Inc., Attention: Chief Executive Officer, 525 Executive Blvd, Elmsford, NY 10523.

Annex A

SECOND AMENDMENT

TO THE

NANOVIBRONIX, INC. 2014 LONG-TERM INCENTIVE PLAN

This SECOND AMENDMENT TO THE NANOVIBRONIX, INC. 2014 LONG-TERM INCENTIVE PLAN (this “Amendment”), effective as of June ___, 2019, is made and entered into by NanoVibronix, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the NanoVibronix, Inc. 2014 Long-Term Incentive Plan, as amended by First Amendment to the NanoVibronix, Inc., 2014 Long-Term Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Article 9 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time and from time to time;

WHEREAS, the Board desires to amend the Plan to increase the aggregate number of shares of Common Stock that may be issued under the Plan as set forth in Article 5 of the Plan by an additional four hundred thousand (400,000) shares of Common Stock; and

WHEREAS, the Board intends to submit this Amendment to the Company’s stockholders for their approval.

NOW, THEREFORE, in accordance with Article 9 of the Plan, the Company hereby amends the Plan as follows:

1.       Section 5.1 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 5.1:

5.1       Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is One Million Eight Hundred Sixty Four Thousand Two Hundred Eighty Six (1,864,286) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Subject to adjustment pursuant to Articles 11 and 12, the maximum number of shares of Common Stock with respect to which Stock Options or SARs may be granted to an Executive Officer during any calendar year is three hundred fifty four thousand two hundred fourteen (354,214) shares of Common Stock. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

2.       This Amendment shall be effective on the date first set forth above.  In the event stockholder approval of this Amendment is not obtained within twelve (12) months of the date the Board approved this Amendment, the additional shares added to the Plan pursuant to this Amendment shall not be available for grant as Incentive Stock Options.

3.       Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

NANOVIBRONIX, INC.

By:
Name:
Title:

Annex B

FIRST AMENDMENT

TO THE

NANOVIBRONIX, INC. 2014 LONG-TERM INCENTIVE PLAN

This FIRST AMENDMENT TO THE NANOVIBRONIX, INC. 2014 LONG-TERM INCENTIVE PLAN (this “Amendment”), effective as of June 13, 2018, is made and entered into by NanoVibronix, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the NanoVibronix, Inc. 2014 Long-Term Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Article 9 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time and from time to time;

WHEREAS, the Board desires to amend the Plan to increase the aggregate number of shares of Common Stock that may be issued under the Plan as set forth in Article 5 of the Plan by an additional seven hundred and fifty thousand (750,000) shares of Common Stock; and

WHEREAS, the Board intends to submit this Amendment to the Company’s stockholders for their approval.

NOW, THEREFORE, in accordance with Article 9 of the Plan, the Company hereby amends the Plan as follows:

1.       Section 5.1 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 5.1:

5.1       Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is One Million Four Hundred Sixty-Four Thousand Two Hundred Eighty-Six (1,464,286) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Subject to adjustment pursuant to Articles 11 and 12, the maximum number of shares of Common Stock with respect to which Stock Options or SARs may be granted to an Executive Officer during any calendar year is Two Hundred Seventy-Five Thousand (275,000) shares of Common Stock. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

2.       This Amendment shall be effective on the date first set forth above.  In the event stockholder approval of this Amendment is not obtained within twelve (12) months of the date the Board approved this Amendment, the additional shares added to the Plan pursuant to this Amendment shall not be available for grant as Incentive Stock Options.

3.       Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

NANO VIBRONIX, INC.

By:	/s/ Stephen Brown
Name	Stephen Brown
Title	CFO and Corporate Secretary

NANO VIBRONIX, INC.

2014 LONG-TERM INCENTIVE PLAN

The NanoVibronix, Inc. 2014 Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of NanoVibronix, Inc., a Delaware corporation (the “Company”), effective as of February 19, 2014, subject to approval by the Company’s stockholders.

Article 1

PURPOSE

The purpose of the Plan is to attract and retain the services of key Employees, key Contractors, and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalent Rights, and Other Awards, whether granted singly, or in combination, or in tandem, that will:

(a) increase the interest of such persons in the Company’s welfare;

(b) furnish an incentive to such persons to continue their services for the Company or its Subsidiaries; and

(c) provide a means through which the Company may attract able persons as Employees, Contractors, and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

Article 2

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1 “Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, the rules of any foreign jurisdiction applicable to Incentives granted to residents therein, and any other applicable law, rule or restriction.

2.2 “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Units, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.3 “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.4 “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.5 “Board” means the board of directors of the Company.

2.6 “Change in Control” means the occurrence of the event set forth in any one of the following paragraphs, except as otherwise provided herein:

(a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (c) below;

(b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the effective date of this Plan, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3rds) of the directors then still in office who either were directors on the effective date of this Plan or whose appointment, election or nomination for election was previously so approved or recommended;

(c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least sixty percent (60%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities; or

(d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least sixty percent (60%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

For purposes hereof:

“Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

Notwithstanding the foregoing provisions of this Section 2.6, if an Award issued under the Plan is subject to Section 409A of the Code, then an event shall not constitute a Change in Control for purposes of such Award under the Plan unless such event also constitutes a change in the Company’s ownership, its effective control or the ownership of a substantial portion of its assets within the meaning of Section 409A of the Code.

2.7 “Code” means the United States Internal Revenue Code of 1986, as amended.

2.8 “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.9 “Common Stock” means the common stock, par value $0.001 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.10 “Company” means Nano Vibronix, Inc., a Delaware corporation, and any successor entity.

2.11 “Contractor” means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, pursuant to a written independent contractor agreement between such person (or any entity employing such person) and the Company or a Subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.12 “Corporation” means any entity that (i) is defined as a corporation under Section 7701 of the Code and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.13 “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.14 “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.15 “Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company; provided, however, in the case of individuals whose employment status, by virtue of their employer or residence, is not determined under Section 3401(c) of the Code, “Employee” shall mean an individual treated as an employee for local payroll tax or employment purposes by the applicable employer under Applicable Law for the relevant period.

2.16 “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.17 “Executive Officer” means an officer of the Company or a Subsidiary subject to Section 16 of the Exchange Act or a “covered employee” as defined in Section 162(m)(3) of the Code.

2.18 “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (b) if the shares of Common Stock are not so listed, but are quoted on an automated quotation system, the closing sales price per share of Common Stock reported on the automated quotation system on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the OTC Bulletin Board operated by the Financial Industry Regulation Authority, Inc. or the OTC Markets Group Inc., formerly known as Pink OTC Markets Inc.; or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock. The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

2.19 “Incentive” is defined in Section 2.2 hereof.

2.20 “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.21 “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

2.22 “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.23 “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.24 “Other Award” means an Award issued pursuant to Section 6.9 hereof.

2.25 “Outside Director” means a director of the Company who is not an Employee or a Contractor.

2.26 “Participant” means an Employee or Contractor of the Company or a Subsidiary or an Outside Director to whom an Award is granted under this Plan.

2.27 “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.28 “Performance Goal” means any of the goals set forth in Section 6.10 hereof.

2.29 “Plan” means this Nano Vibronix, Inc. 2014 Long-Term Incentive Plan, as amended from time to time.

2.30 “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

2.31 “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.32 “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.33 “Retirement” means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or permitted early retirement as determined by the Committee; provided, however, in the case of Participants who reside in the European Economic Area, “Retirement” shall mean any Termination of Service as of a date they are eligible for mandatory retirement benefits under local law, without regard to age.

2.34 “SAR” or “Stock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.35 “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.36 “Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.37 “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.38 “Termination of Service” occurs when a Participant who is (i) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (ii) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (iii) a Contractor of the Company or a Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Contractor or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.38, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.39 “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.39, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

Article 3

ADMINISTRATION

3.1 General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

Membership on the Committee shall be limited to those members of the Board who are “outside directors” under Section 162(m) of the Code and “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

3.2 Designation of Participants and Awards.

(a) The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

(b) Notwithstanding Section 3.2(a), to the extent permitted by Applicable Law, the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Awards will be granted under the Plan, and (ii) determine the number of shares of Common Stock that will be subject to such Awards; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards, and (z) not authorize an officer to designate himself as a recipient of any Award.

3.3 Authority of the Committee. The Committee, in its discretion, shall (i) interpret the Plan and Award Agreements, (ii) prescribe, amend, and rescind any rules and regulations and sub-plans (including sub-plans for Awards made to Participants who are not resident in the United States), as necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the Exchange Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

Article 4

ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Contractor or Outside Director. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

Article 5

SHARES SUBJECT TO PLAN

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is Five Million (5,000,000) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Subject to adjustment pursuant to Articles 11 and 12, the maximum number of shares of Common Stock with respect to which Stock Options or SARs may be granted to an Executive Officer during any calendar year is One Million (1,000,000) shares of Common Stock. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

5.2 Reuse of Shares. To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the exercise price of an option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

Article 6

GRANT OF AWARDS

6.1 In General.

(a) The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan, (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan by the Board. The Plan shall be submitted to the Company’s stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b) If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c) Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2 Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant.

6.3 Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

6.4 Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and in the event the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

(a) Legend on Shares. The Company shall electronically register the Restricted Stock awarded to a Participant in the name of such Participant, which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.10 of the Plan. No stock certificate or certificates shall be issued with respect to such shares of Common Stock, unless, following the expiration of the Restriction Period (as defined in Section 6.4(b)(i)(a)(i)) without forfeiture in respect of such shares of Common Stock, the Participant requests delivery of the certificate or certificates by submitting a written request to the Committee (or such party designated by the Company) requesting delivery of the certificates. The Company shall deliver the certificates requested by the Participant to the Participant as soon as administratively practicable following the Company’s receipt of such request.

(b) Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii) Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

(iii) The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5 SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a SAR shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (ii) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

6.6 Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a Restricted Stock Unit award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

6.7 Performance Awards.

(a) The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

To the extent the Committee determines that a Performance Award shall comply with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder, and if it is determined to be necessary in order to satisfy Section 162(m) of the Code, at the time of the grant of a Performance Award (other than a Stock Option) and to the extent permitted under Section 162(m) of the Code and the regulations issued thereunder, the Committee shall provide for the manner in which the Performance Goals shall be reduced to take into account the negative effect on the achievement of specified levels of the Performance Goals which may result from enumerated corporate transactions, extraordinary events, accounting changes and other similar occurrences which were unanticipated at the time the Performance Goal was initially established. In no event, however, may the Committee increase the amount earned under such a Performance Award, unless the reduction in the Performance Goals would reduce or eliminate the amount to be earned under the Performance Award and the Committee determines not to make such reduction or elimination.

With respect to a Performance Award that is not intended to satisfy the requirements of Code Section 162(m), if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b) Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company or a Subsidiary for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

(c) Notwithstanding the foregoing, in order to comply with the requirements of Section 162(m) of the Code, if applicable, no Participant may receive in any calendar year Performance Awards intended to comply with the requirements of Section 162(m) of the Code which have an aggregate value of more than $4,000,000, and if such Performance Awards involve the issuance of shares of Common Stock, said aggregate value shall be based on the Fair Market Value of such shares on the time of the grant of the Performance Award. In no event, however, shall any Performance Awards not intended to comply with the requirements of Section 162(m) of the Code be issued contingent upon the failure to attain the Performance Goals applicable to any Performance Awards granted hereunder that the Committee intends to comply with the requirements of Section 162(m) of the Code.

6.8 Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

6.9 Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.

6.10 Performance Goals. Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report. However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

6.11 Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.

Article 7

AWARD PERIOD; VESTING

7.1 Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

7.2 Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

Article 8

EXERCISE OR CONVERSION OF INCENTIVE

8.1 In General. A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2 Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3 Exercise of Stock Option.

(a) In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(b) Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered.

(c) Issuance of Certificate. Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause the Common Stock then being purchased to be registered in the Participant’s name (or the person exercising the Participant’s Stock Option in the event of his or her death), but shall not issue certificates for the Common Stock unless the Participant or such other person requests delivery of the certificates for the Common Stock, in writing in accordance with the procedures established by the Committee. The Company shall deliver certificates to the Participant (or the person exercising the Participant’s Stock Option in the event of his or her death) as soon as administratively practicable following the Company’s receipt of a written request from the Participant or such other person for delivery of the certificates. Notwithstanding the forgoing, if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. Any obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(d) Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant.

8.4 SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(a) cash in an amount equal to the excess (if any) of the Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(b) that number of shares of Common Stock having an aggregate Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(c) the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5 Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

Article 9

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (ii) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

Article 10

TERM

The Plan shall be effective from the date that this Plan is adopted by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on February 19, 2024, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

Article 11

CAPITAL ADJUSTMENTS

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 5.1 of the Plan, (iv) the Option Price of each outstanding Award, (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (vi) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

Article 12

RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1 No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2 Conversion of Incentives Where Company Survives. Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3 Exchange or Cancellation of Incentives Where Company Does Not Survive. Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4 Cancellation of Incentives. Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a) giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b) in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

(c) An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

Article 13

LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

Article 14

INCENTIVES IN SUBSTITUTION FOR

INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.

Article 15

MISCELLANEOUS PROVISIONS

15.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

15.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5 Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6 Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

15.7 Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.7, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

15.8 Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.8 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Awards may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. The Committee may, in its discretion, authorize all or a portion of an Award to be granted to a Participant on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Award is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Awards shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.8.

15.9 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.10 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Nano Vibronix, Inc. 2014 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Melville, New York. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

A copy of this Plan shall be kept on file in the principal office of the Company in Melville, New York.

***************

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of February 28, 2014, by its Chief Executive Officer and Secretary pursuant to prior action taken by the Board.

NANO VIBRONIX, INC.

By:	/s/ Harold Jacob
Name	Harold Jacob
Title	Chief Executive Officer

By:
Name
Title	Secretary

_________________________________________________

Nano Vibronix Inc.

(THE "COMPANY")

ISRAELI APPENDIX

TO THE COMPANY’S 2014 LONG-TERM INCENTIVE PLAN

(THE "PLAN")

___________________________________________________

1.	GENERAL

1.1.	This appendix, as amended from time to time (the "Appendix") shall apply only to Participants who are residents of the State of Israel or those who are deemed to be residents of the State of Israel for the purposes of tax payment. The provisions specified hereunder shall form an integral part of the Plan.

1.2.	This Appendix is effective with respect to Stock Options to be granted according to the resolution of the Administrator as such term is defined in Section 2 herein and shall comply with Amendment no. 147 of the Israeli Tax Ordinance [New Version], 5721-1961 (the "Ordinance").

1.3.	This Appendix is to be read as a continuation of the Plan and only refers to Stock Options granted to Israeli Participants so that they comply with the requirements set by the Israeli law in general, and in particular with the provisions of Section 102 of the Ordinance, and any regulations, rules, orders or procedures promulgated thereunder, as may be amended or replaced from time to time. For the avoidance of doubt, except as expressly provided herein, this Appendix does not add to or modify the Plan in respect of any other category of Participants.

1.4.	The Plan and this Appendix are complementary to each other and shall be deemed one. In any case of contradiction, whether explicit or implied, between the provisions of this Appendix and the Plan, the provisions set out in this Appendix shall prevail with respect to Stock Options granted to Israeli Participants.

1.5.	Any capitalized terms not specifically defined in this Appendix shall be construed according to the interpretation given to them in the Plan.

2.	DEFINITIONS

2.1	"Administrator" – means the Board or the Committee as such terms are defined in the Plan.

2.2	“Affiliate” – means any company eligible to be qualified as an “employing company”, with respect to the Company, within the meaning of Section 102(a) of the Ordinance including any and all rules and regulations promulgated thereunder, as now in effect or as hereafter amended.

2.3	"Approved 102 Stock Option" – means a 102 Stock Option granted pursuant to Section 102(b) of the Ordinance, including any and all rules and regulations promulgated thereunder, as now in effect or as hereafter amended, and held in trust by a Trustee for the benefit of the Participant, pursuant to Section 102. Approved 102 Stock Options may either be classified as Capital Gain Stock Options or as Ordinary Income Stock Options.

2.4	"Capital Gain Stock Option" or " CGSO" – means an Approved 102 Stock Option elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) of the Ordinance.

2.5	“Companies Law” – means the Israeli Companies Law, 5759-1999, including any rules and regulations promulgated thereunder and any provisions of the Companies Ordinance [New Version], 5743-1983 still in effect, as amended from time to time.

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2.6	"Controlling Shareholder" – means a controlling shareholder ("Ba’al Shlita") as such term is defined in Section 32(9) of the Ordinance.

2.7	“Date of Grant” – shall have the meaning ascribed to it in Section 2.13 of the Plan, provided however, that for the purposes of this Appendix, such date shall not be earlier than the first date on which the Company is permitted to effect Stock Option grants under this Appendix and under the provisions of the Ordinance, including any and all rules and regulations promulgated thereunder, as now in effect or as hereafter amended. For the avoidance of doubt, no Approved 102 Stock Option shall be deemed granted before the lapse of thirty (30) days from the due submission of this Appendix to the ITA.

2.8	"Employee" – shall have the meaning ascribed to it in the Plan, and for the purpose hereof, shall also include a director and an individual who is serving as an Office Holder or director of any Affiliate of the Company, but excluding any Controlling Shareholder.

2.9	"ITA" – means the Israeli Tax Authorities.

2.10	"Non-Employee" – means a consultant, adviser, service provider, including, inter alia, any other person who is part of the upper management of the Company and who grants managerial services to the Company, Controlling Shareholder or any other person who is not an Employee.

2.11	"Office Holder" ("Nose Misra") – as such term is defined in the Companies Law.

2.12	“Participant” – shall have the meaning ascribed to it in the Plan, and for the purpose hereof, shall also mean a person who receives or holds a Stock Option under this Appendix.

2.13	"Ordinary Income Stock Option" or "OISO" – means an Approved 102 Stock Option elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.

2.14	"102 Stock Option" – means a Stock Option that the Administrator intends to be a "102 Stock Option", which shall only be granted to Employees of the Company who are not Controlling Shareholders, and shall be subject to and construed consistently with the requirements of Section 102. The Company shall have no liability to a Participant or to any other party, if a Stock Option (or any part thereof), which is intended to be a 102 Stock Option, is not a 102 Stock Option. Approved 102 Stock Options may either be classified as Capital Gain Stock Options or as Ordinary Income Stock Options.

2.15	"3(i) Stock Option" – means Stock Options that do not contain such terms as will qualify under Section 102 of the Ordinance.

2.16	"Section 102" – means Section 102 of the Ordinance and any regulations, rules, orders or procedures promulgated thereunder as now in effect or as hereafter amended.

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2.17	"Trustee" – shall mean any individual or entity appointed by the Company to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance.

2.18	"Unapproved 102 Stock Option" – means a 102 Stock Option granted pursuant to Section 102(c) of the Ordinance, including any and all rules and regulations promulgated thereunder, as now in effect or as hereafter amended, and not held in trust by a Trustee.

3.	ADMINISTRATION

This Appendix shall be administered by the Administrator, pursuant to Section 3 of the Plan. The Administrator may issue shares of Common Stock and/or Stock Options pursuant to this Appendix. In the event of issuance of shares of Common Stock the recipient of such shares shall be deemed a Participant hereunder and the provisions of this Appendix shall apply to such issuance and to the issued shares of Common Stock, mutatis mutandis.

4.	ISSUANCE OF STOCK OPTIONS; ELIGIBILITY

4.1.	The persons eligible for participation in the Plan as Participants under this Appendix shall include any Employees, Office Holders and/or Non-Employees of the Company as such term is defined above, who are residents of the State of Israel or who are deemed to be residents of the State of Israel for the purposes of tax payment; provided, however, that (i) such Employees and Office Holders may only be granted 102 Stock Options; and (ii) such Non-Employees and/or Controlling Shareholders may only be granted 3(i) Stock Options.

4.2.	The Administrator may designate Stock Options granted to Israeli Employees pursuant to Section 102 as Approved 102 Stock Options or as Unapproved 102 Incentive Stock Options.

4.3.	The grant of 102 Stock Options shall be made under this Appendix adopted by the Board. Furthermore, the grant of Approved 102 Stock Options shall be conditioned upon the approval of this Appendix by the ITA.

4.4.	Without derogating from the above, the Administrator's election of the type of an Approved 102 Stock Options as CGSO or OISO to be granted to Israeli Employees and Office Holders (the "Election"), shall be appropriately filed with the ITA before the Date of Grant of the first Approved 102 Stock Option under such Election. Such Election shall remain in effect until changed, not earlier than the end of the year following the calendar year during which the Company first granted Approved 102 Stock Options under such Election. The Company shall grant only the type of Approved 102 Stock Option it has elected in accordance with the Election to all Participants who were granted Approved 102 Stock Options during the period indicated above, all in accordance with the provisions of Section 102(g) of the Ordinance, including any and all rules and regulations promulgated thereunder, as now in effect or as hereafter amended. For avoidance of doubt, such Election shall not prevent the Company from granting Unapproved 102 Stock Options simultaneously.

4.5.	All Approved 102 Stock Options must be held in trust by a Trustee as described in Section 5 below.

4

4.6.	Each Stock Option granted pursuant to this Appendix shall be evidenced by an Award Agreement, substantially in such form attached hereto as Exhibits A and B. Each Award Agreement shall state, among other matters, the number of shares of Common Stock to which the Stock Option relates, the type of Stock Option granted thereunder (whether an CGSO, OISO, Unapproved 102 Stock Option or a 3(i) Stock Option), the vesting dates, the exercise price per share, the expiration date and such other terms and conditions included in the agreement, including any such other terms that the Administrator in its discretion may prescribe, provided in all cases that they are consistent with this Appendix and the Plan. The Award Agreement shall be delivered to the Participant and executed by the Participant and shall incorporate the terms of the Plan and this Appendix by reference, and specify the terms and conditions thereof and any rules applicable thereto.

4.7.	The designation of Unapproved 102 Stock Options and Approved 102 Stock Options shall be subject to the terms and conditions set forth in Section 102 and the regulations promulgated thereunder.

4.8.	Anything in the Plan to the contrary notwithstanding, all grants of Stock Options to directors and office holders shall be authorized and implemented in accordance with the provisions of the Companies Law or any successor act or regulation, as in effect from time to time.

5.	TRUSTEE

5.1.	Approved 102 Stock Options or shares of Common Stock which shall be granted under the Plan and this Appendix and/or any shares of Common Stock allocated or issued upon exercise of such Approved 102 Stock Options, shall - notwithstanding anything in the Plan to the contrary – be allocated or issued to the Trustee (and registered in the Trustee's name in the register of shareholders of the Company) and held for the benefit of the Participants for such period of time as required by Section 102 (the "Restricted Period"). All certificates representing shares of Common Stock issued to the Trustee under the Plan and this Appendix shall be deposited with the Trustee, and shall be held by the Trustee until such time that such shares of Common Stock are released from the aforesaid trust as herein provided. In case the requirements for Approved 102 Stock Options are not met, then the Approved 102 Stock Options may be treated as Unapproved 102 Stock Options, all in accordance with the provisions of Section 102.

5.2.	Anything in the Plan to the contrary notwithstanding, the Trustee shall not release any shares of Common Stock allocated or issued upon exercise of Approved 102 Stock Options prior to the full payment of the Participant's tax liabilities arising from Approved 102 Stock Options, which were granted to such Participant, and/or from any shares of Common Stock allocated or issued upon exercise of such Stock Options.

5.3.	With respect to any Approved 102 Stock Option, subject to the provisions of Section 102, a Participant shall not be entitled to sell or release from trust any share of Common Stock received upon the exercise of an Approved 102 Stock Option until the lapse of the Restricted Period required under Section 102. Notwithstanding the above, if any such sale or release occurs during the Restricted Period, the tax liabilities under Section 102 shall apply to and shall be borne by such Participant.

5.4.	Upon receipt of an Approved 102 Stock Option, the Participant will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with the Plan and this Appendix, or any Approved 102 Stock Option or share of Common Stock granted to the Participant thereunder. Such release may be incorporated into the Award Agreement.

5

5.5.	3(i) Stock Options which shall be granted under this Appendix, may, but need not, be issued to the Trustee, and if so issued to the Trustee, shall be held for the benefit of the Participant. The Trustee shall hold such Stock Options and the shares of Common Stock issued upon the exercise thereof (in the event of an exercise of such Stock Options) pursuant and subject to Section 3(i) of the Ordinance, including any and all rules, regulations, orders and procedures promulgated thereunder, as now in effect or as hereafter amended. Anything to the contrary notwithstanding, the Trustee shall not release any 3(i) Stock Options held by it and which were not already exercised into shares of Common Stock by the Participant, nor shall the Trustee release any shares of Common Stock issued upon the exercise of 3(i) Stock Options – in both cases – prior to the full payment of the relevant Participant’s tax liabilities arising from those 3(i) Stock Options which were granted to him and from any shares of Common Stock issued upon the exercise of such 3(i) Stock Options.

6.	FAIR MARKET VALUE FOR TAX PURPOSES

The per share exercise price for the shares of Common Stock underlying the Stock Options, shall be determined by the Administrator pursuant to the Plan (the “Exercise Price”). The form of consideration for exercising a Stock Option shall be determined by the Administrator pursuant to the Plan, provided however, that cashless exercise for Stock Options granted under this Appendix, may be implemented by the Company only following the lapse of the Restricted Period, unless otherwise determined by the Administrator with the approval of the ITA, to the extent such approval is necessary to receive and/or to keep any tax benefit pursuant to Section 102.

Without derogating from the terms and conditions of the Plan and this Appendix, solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the Date of Grant the Company’s shares of Common Stock are listed on any established national securities exchange or a national market system or if the Company’s shares of Common Stock will be registered for trading within ninety (90) days following the Date of Grant, the Fair Market Value of a share of Common Stock at the Date of Grant shall be determined in accordance with the average value of the Company’s shares on the thirty (30) trading days preceding the Date of Grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.

7.	EXERCISE OF STOCK OPTIONS

Stock Options shall be exercised by the Participant’s giving a written notice and remitting payment of the total Option Price to the Administrator or to any third party designated by the Administrator (the "Representative"), in such form and method as may be determined by the Administrator and the Trustee and, when applicable, in accordance with the requirements of Section 102, which exercise shall be effective upon receipt of such notice by the Administrator or the Representative and the payment of the Option Price at the Company's or the Representative’s principal office. With respect to Unapproved 102 Stock Options, if the Participant ceases to be employed by the Company or any Affiliate, the Participant shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of the shares of Common Stock, all in accordance with the provisions of Section 102.

6

In the event that the Trustee hold shares of Common Stock in trust, the Trustee shall not, with respect to such shares, represent the holder of such shares in any meeting of the stockholders of the Company or any action of the stockholders of the Company by written consent. The Trustee shall provide the Company on such date or as shall be mutually agreed between the Trustee and the Company, with a power-of-attorney to participate and vote in such meetings and execute such actions by written consent with respect to all shares of Common Stock held in trust, if so requested by the Company.

8.	INTEGRATION OF SECTION 102 AND TAX COMMISSIONER'S APPROVAL

8.1.	With regards to Approved 102 Stock Options, the provisions of the Plan, this Appendix and the Award of any Award Agreement, the Award Agreement shall be subject to the provisions of Section 102 and the Income Tax Commissioner's approval, and the said provisions and permit shall be deemed an integral part of the Plan and of the Award Agreement.

8.2.	Any provision of Section 102 and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan, this Appendix or the Award Agreement, shall be considered binding upon the Company and the Participants.

9.	TAX CONSEQUENCES

9.1.	To the extent permitted by Applicable Law, any tax consequences arising from the grant or exercise of any Stock Option, from the payment for shares of Common Stock covered thereby or from any other event or act (of the Company, and/or its Affiliates, and/or the Trustee or the Participant), hereunder, shall be borne solely by the Participant. The Company and/or its Affiliates and/or the Trustee shall withhold taxes according to the requirements under Applicable Law, rules, and regulations, including withholding taxes at source. Furthermore, the Participant agrees to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant.

9.2.	The Company and/or the Trustee shall not be required to release any share certificate to a Participant until all required payments have been fully made by the Participant and unless the Participant requests delivery of such certificate, in writing in accordance with the procedures established by the Administrator.

10.	GOVERNING LAW & JURISDICTION

This Appendix shall be governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. Notwithstanding anything stated herein to the contrary, if and to the extent any issue or matter arises hereunder which involves the application of another jurisdiction or the requirements relating to the administration of Stock Options of any stock exchange or quotation system, then such laws and requirements shall apply and shall govern such issues or matters, in accordance with any Applicable Law. The competent courts of Tel-Aviv, Israel shall have sole jurisdiction to adjudicate any dispute that may arise in connection with the application, interpretation or enforcement of Section 102 including (without limitation) matters involving the Trustee and the Israeli tax consequences of the Stock Options or the shares of Common Stock in trust and the release and transfer of such Stock Options or shares of Common Stock by the Trustee.

Nano Vibronix Inc.

7

Annex C

NANOVIBRONIX, INC.
525 EXECUTIVE BLVD.
ELMSFORD, NY 10523

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KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of six directors to serve on the Company's board of directors for a term of one year or until their respective successors are elected and qualified	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Brian Murphy 02 Christopher Fashek 03 Martin Goldstein, M.D. 04 Harold Jacob, M.D. 05 Michael Ferguson
06 Thomas R. Mika

The Board of Directors recommends you vote FOR proposals 2 and 3.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000418242_1 R1.0.1.18

C-1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement, Form 10-K are available at www.proxyvote.com

NANOVIBRONIX, INC.
Annual Meeting of Shareholders
June 13, 2019 10:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Brian Murphy and Stephen Brown, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NANOVIBRONIX, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 10:00 a.m., New York Time, on June 13, 2019, at the offices of Troutman Sanders LLP, located at 875 Third Avenue, 17th Floor, New York, New York 10022 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000418242_2 R1.0.1.18

C-2